Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q16

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Citicorp Regional Average Assets and ROA	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Citi Holdings
Income Statement and Balance Sheet Data	19
Consumer Key Indicators	20 - 21

Citigroup Supplemental Detail
Average Balances and Interest Rates	22
Deposits	23
Loans
Citicorp	24
Citi Holdings / Total Citigroup	25
Consumer Loan Delinquency Amounts and Ratios
90+ Days	26
30-89 Days	27
Allowance for Credit Losses
Total Citigroup	28
Consumer and Corporate	29 - 30
Components of Provision for Loan Losses
Citicorp	31
Citi Holdings / Total Citigroup	32
Non-Accrual Assets
Total Citigroup	33
Citicorp	34
Citi Holdings	35

Regulatory Capital Ratios and TCE & TBV Reconciliation	36

(1)	Asia GCB includes the results of operations of EMEA GCB for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Total Revenues, Net of Interest Expense	$18,692	$18,456	$17,555	$17,548	$17,760	1%	(5)%	$57,898	$52,863	(9)%
Total Operating Expenses	10,669	11,134	10,523	10,369	10,404	—	(2)%	32,481	31,296	(4)%
Net Credit Losses (NCLs)	1,663	1,762	1,724	1,616	1,525	(6)%	(8)%	5,540	4,865	(12)%
Credit Reserve Build / (Release)	(81)	494	162	(226)	221	NM	NM	(688)	157	NM
Provision / (Release) for Unfunded Lending Commitments	65	94	71	(30)	(45)	(50)%	NM	(20)	(4)	80%
Provision for Benefits and Claims	189	164	88	49	35	(29)%	(81)%	567	172	(70)%
Provisions for Credit Losses and for Benefits and Claims	$1,836	$2,514	$2,045	$1,409	$1,736	23%	(5)%	$5,399	$5,190	(4)%
Income from Continuing Operations before Income Taxes	6,187	4,808	4,987	5,770	5,620	(3)%	(9)%	20,018	16,377	(18)%
Income Taxes (benefits)	1,881	1,403	1,479	1,723	1,733	1%	(8)%	6,037	4,935	(18)%
Income from Continuing Operations	$4,306	$3,405	$3,508	$4,047	$3,887	(4)%	(10)%	$13,981	$11,442	(18)%
Income (Loss) from Discontinued Operations, net of Taxes	(10)	(45)	(2)	(23)	(30)	(30)%	NM	(9)	(55)	NM
Net Income before Noncontrolling Interests	4,296	3,360	3,506	4,024	3,857	(4)%	(10)%	13,972	11,387	(19)%
Net Income Attributable to Noncontrolling Interests	5	25	5	26	17	(35)%	NM	65	48	(26)%
Citigroup’s Net Income	$4,291	$3,335	$3,501	$3,998	$3,840	(4)%	(11)%	$13,907	$11,339	(18)%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.36	$1.03	$1.11	$1.25	$1.25	—	(8)%	$4.38	$3.60	(18)%
Citigroup’s Net Income	$1.35	$1.02	$1.10	$1.24	$1.24	—	(8)%	$4.38	$3.58	(18)%
Shares (in millions):
Average Basic	2,993.3	2,968.3	2,943.0	2,915.8	2,879.9	(1)%	(4)%	3,015.8	2,912.9	(3)%
Average Diluted	2,996.9	2,969.5	2,943.1	2,915.9	2,880.1	(1)%	(4)%	3,020.4	2,913.0	(4)%
Common Shares Outstanding, at period end	2,979.0	2,953.3	2,934.9	2,905.4	2,849.7	(2)%	(4)%

Preferred Dividends - Basic	$174	$265	$210	$322	$225	(30)%	29%	$504	757	50%
Preferred Dividends - Diluted	$174	$265	$210	$322	$225	(30)%	29%	$504	757	50%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,070	$3,072	$3,253	$3,645	$3,592	(1)%	(12)%	$13,230	10,491	(21)%
Citigroup’s Net Income	$4,061	$3,028	$3,251	$3,623	$3,562	(2)%	(12)%	$13,221	10,437	(21)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,070	$3,072	$3,253	$3,645	$3,592	(1)%	(12)%	$13,230	10,491	(21)%
Citigroup’s Net Income	$4,061	$3,028	$3,251	$3,623	$3,562	(2)%	(12)%	$13,221	10,437	(21)%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	11.67%	12.07%	12.34%	12.53%	12.6%
Tier 1 Capital Ratio (1) (2)	12.91%	13.49%	13.81%	14.12%	14.2%
Total Capital Ratio (1) (2)	14.60%	15.30%	15.71%	16.13%	16.3%
Supplementary Leverage Ratio (2) (3)	6.85%	7.08%	7.44%	7.48%	7.4%
Return on Average Assets	0.94%	0.74%	0.79%	0.89%	0.83%			1.01%	0.84%
Return on Average Common Equity	8.0%	5.9%	6.4%	7.0%	6.8%			8.8%	6.7%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	57%	60%	60%	59%	59%			56%	59%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,808.4	$1,731.2	$1,801.0	$1,818.8	$1,818.1	—	1%
Total Average Assets	1,818.4	1,784.3	1,777.6	1,807.3	1,830.2	1%	1%	$1,837.1	$1,805.0	(2)%
Total Deposits	904.2	907.9	934.6	937.9	940.3	—	4%
Citigroup’s Stockholders’ Equity	220.8	221.9	227.5	231.9	231.6	—	5%
Book Value Per Share	69.03	69.46	71.47	73.19	74.51	2%	8%
Tangible Book Value Per Share (4)	60.07	60.61	62.58	63.53	64.71	2%	8%

Direct Staff (in thousands)	239	231	225	220	220	—	(8)%

(1)

Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 36.

(2)	September 30, 2016 ratios are preliminary.
(3)	Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure. For the composition of Citi’s SLR, see page 36.
(4)	Tangible book value per share is a non-GAAP financial measure. See page 36 for a reconciliation of this measure to reported results.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)
Revenues
Interest revenue	$14,714	$14,364	$14,167	$14,356	$14,653	2%	—	$44,187	$43,176	(2)%
Interest expense	2,941	2,901	2,940	3,120	3,174	2%	8%	9,020	9,234	2%
Net interest revenue	11,773	11,463	11,227	11,236	11,479	2%	(2)%	35,167	33,942	(3)%

Commissions and fees	2,732	2,752	2,463	2,725	2,644	(3)%	(3)%	9,096	7,832	(14)%
Principal transactions	1,327	537	1,840	1,816	2,238	23%	69%	5,471	5,894	8%
Administrative and other fiduciary fees	870	821	811	878	862	(2)%	(1)%	2,827	2,551	(10)%
Realized gains (losses) on investments	151	41	186	200	287	44%	90%	641	673	5%
Other-than-temporary impairment losses on investments and other assets	(80)	(70)	(465)	(118)	(32)	73%	60%	(195)	(615)	NM
Insurance premiums	464	402	264	217	184	(15)%	(60)%	1,443	665	(54)%
Other revenue	1,455	2,510	1,229	594	98	(84)%	(93)%	3,448	1,921	(44)%
Total non-interest revenues	6,919	6,993	6,328	6,312	6,281	—	(9)%	22,731	18,921	(17)%
Total revenues, net of interest expense	18,692	18,456	17,555	17,548	17,760	1%	(5)%	57,898	52,863	(9)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,663	1,762	1,724	1,616	1,525	(6)%	(8)%	5,540	4,865	(12)%
Credit reserve build / (release)	(81)	494	162	(226)	221	NM	NM	(688)	157	NM
Provision for loan losses	1,582	2,256	1,886	1,390	1,746	26%	10%	4,852	5,022	4%
Provison for Policyholder benefits and claims	189	164	88	49	35	(29)%	(81)%	567	172	(70)%
Provision for unfunded lending commitments	65	94	71	(30)	(45)	(50)%	NM	(20)	(4)	80%
Total provisions for credit losses and for benefits and claims	1,836	2,514	2,045	1,409	1,736	23%	(5)%	5,399	5,190	(4)%

Operating Expenses
Compensation and benefits	5,321	5,445	5,556	5,229	5,203	—	(2)%	16,324	15,988	(2)%
Premises and Equipment	722	710	651	642	624	(3)%	(14)%	2,168	1,917	(12)%
Technology / communication expense	1,628	1,697	1,649	1,657	1,694	2%	4%	4,884	5,000	2%
Advertising and marketing expense	391	371	390	433	403	(7)%	3%	1,176	1,226	4%
Other operating	2,607	2,911	2,277	2,408	2,480	3%	(5)%	7,929	7,165	(10)%
Total operating expenses	10,669	11,134	10,523	10,369	10,404	—	(2)%	32,481	31,296	(4)%

Income from Continuing Operations before Income Taxes	6,187	4,808	4,987	5,770	5,620	(3)%	(9)%	20,018	16,377	(18)%
Provision (benefits) for income taxes	1,881	1,403	1,479	1,723	1,733	1%	(8)%	6,037	4,935	(18)%
Income from Continuing Operations	4,306	3,405	3,508	4,047	3,887	(4)%	(10)%	13,981	11,442	(18)%
Discontinued Operations
Income (Loss) from Discontinued Operations	(15)	(69)	(3)	(36)	(37)	(3)%	NM	(14)	(76)	NM
Gain (Loss) on Sale	—	—	—	—	—	—	—	—	—	—
Provision (benefits) for income taxes	(5)	(24)	(1)	(13)	(7)	46%	(40)%	(5)	(21)	NM
Income (Loss) from Discontinued Operations, net of taxes	(10)	(45)	(2)	(23)	(30)	(30)%	NM	(9)	(55)	NM

Net Income before Noncontrolling Interests	4,296	3,360	3,506	4,024	3,857	(4)%	(10)%	13,972	11,387	(19)%

Net Income attributable to noncontrolling interests	5	25	5	26	17	(35)%	NM	65	48	(26)%
Citigroup’s Net Income	$4,291	$3,335	$3,501	$3,998	$3,840	(4)%	(11)%	$13,907	$11,339	(18)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q16 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2015	2015	2016	2016	2016 (1)	2Q16	3Q15
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,726	$20,900	$22,240	$22,140	$23,419	6%	8%
Deposits with banks	137,935	112,197	136,049	127,993	132,571	4%	(4)%
Fed funds sold and securities borr’d or purch under agree. to resell	231,695	219,675	225,093	228,683	236,045	3%	2%
Brokerage receivables	37,875	27,683	35,261	36,851	36,112	(2)%	(5)%
Trading account assets	266,946	249,956	273,747	271,764	263,874	(3)%	(1)%
Investments
Available-for-sale and non-marketable equity securities	308,499	306,740	316,362	320,390	316,352	(1)%	3%
Held-to-maturity	33,940	36,215	36,890	35,903	38,588	7%	14%
Total Investments	342,439	342,955	353,252	356,293	354,940	—	4%
Loans, net of unearned income
Consumer	329,219	325,785	317,900	326,419	328,702	1%	—
Corporate	293,225	291,832	300,924	307,096	309,211	1%	5%
Loans, net of unearned income	622,444	617,617	618,824	633,515	637,913	1%	2%
Allowance for loan losses	(13,626)	(12,626)	(12,712)	(12,304)	(12,439)	(1)%	9%
Total loans, net	608,818	604,991	606,112	621,211	625,474	1%	3%
Goodwill	22,444	22,349	22,575	22,496	22,539	—	—
Intangible assets (other than MSRs)	3,880	3,721	3,493	5,521	5,358	(3)%	38%
Mortgage servicing rights (MSRs)	1,766	1,781	1,524	1,324	1,270	(4)%	(28)%
Other assets	132,832	125,002	121,621	124,495	116,515	(6)%	(12)%
Total assets	$1,808,356	$1,731,210	$1,800,967	$1,818,771	$1,818,117	—	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$141,425	$139,249	$138,153	$140,145	$141,899	1%	—
Interest-bearing deposits in U.S. offices	267,057	280,234	284,969	295,589	288,094	(3)%	8%
Total U.S. Deposits	408,482	419,483	423,122	435,734	429,993	(1)%	5%
Non-interest-bearing deposits in offices outside the U.S.	73,188	71,577	77,865	76,574	75,956	(1)%	4%
Interest-bearing deposits in offices outside the U.S.	422,573	416,827	433,604	425,544	434,303	2%	3%
Total International Deposits	495,761	488,404	511,469	502,118	510,259	2%	3%

Total deposits	904,243	907,887	934,591	937,852	940,252	—	4%
Fed funds purch and securities loaned or sold under agree. to repurch.	168,604	146,496	157,208	158,001	153,124	(3)%	(9)%
Brokerage payables	59,557	53,722	58,257	62,054	61,921	—	4%
Trading account liabilities	125,981	117,512	136,146	136,307	131,649	(3)%	4%
Short-term borrowings	23,715	21,079	20,893	18,408	29,527	60%	25%
Long-term debt	213,533	201,275	207,835	207,448	209,051	1%	(2)%
Other liabilities (2)	90,586	60,147	57,276	65,680	59,903	(9)%	(34)%
Total liabilities	$1,586,219	$1,508,118	$1,572,206	$1,585,750	$1,585,427	—	—

Equity
Stockholders’ equity
Preferred stock	$15,218	$16,718	$17,753	$19,253	$19,253	—	27%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	108,261	108,288	107,590	107,730	107,875	—	—
Retained earnings	130,921	133,841	136,998	140,527	143,678	2%	10%
Treasury stock	(6,326)	(7,677)	(8,224)	(9,538)	(12,069)	(27)%	(91)%
Accumulated other comprehensive income (loss)	(27,257)	(29,344)	(26,626)	(26,115)	(27,193)	(4)%	—
Total common equity	$205,630	$205,139	$209,769	$212,635	$212,322	—	3%

Total Citigroup stockholders’ equity	$220,848	$221,857	$227,522	$231,888	$231,575	—	5%
Noncontrolling interests	1,289	1,235	1,239	1,133	1,115	(2)%	(13)%
Total equity	222,137	223,092	228,761	233,021	232,690	—	5%
Total liabilities and equity	$1,808,356	$1,731,210	$1,800,967	$1,818,771	$1,818,117	—	1%

(1)	Preliminary.
(2)	Includes allowance for credit losses for letters of credit and unfunded lending commitments. See page 28 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,893	$4,870	$4,874	$4,756	$5,212	10%	7%	$14,848	$14,842	—
Latin America	1,545	1,361	1,241	1,248	1,257	1%	(19)%	4,409	3,746	(15)%
Asia (1)	1,696	1,644	1,655	1,729	1,758	2%	4%	5,363	5,142	(4)%
Total	8,134	7,875	7,770	7,733	8,227	6%	1%	24,620	23,730	(4)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	3,346	2,779	3,046	3,478	3,276	(6)%	(2)%	10,043	9,800	(2)%
EMEA	2,253	2,132	2,207	2,615	2,554	(2)%	13%	7,694	7,376	(4)%
Latin America	1,062	970	975	1,033	1,009	(2)%	(5)%	3,073	3,017	(2)%
Asia	1,777	1,614	1,808	1,720	1,789	4%	1%	5,417	5,317	(2)%
Total	8,438	7,495	8,036	8,846	8,628	(2)%	2%	26,227	25,510	(3)%

Corporate / Other	218	107	274	126	28	(78)%	(87)%	801	428	(47)%

Total Citicorp (Ex-CVA/DVA) (2)	16,790	15,477	16,080	16,705	16,883	1%	1%	51,648	49,668	(4)%

Total Citi Holdings (Ex-CVA/DVA) (2)	1,706	3,160	1,475	843	877	4%	(49)%	5,815	3,195	(45)%

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$18,496	$18,637	$17,555	$17,548	$17,760	1%	(4)%	57,463	52,863	(8)%

CVA/DVA for Periods Prior to 1Q16 (2)	196	(181)	—	—	—	—	(100)%	435	—	(100)%

Total Citigroup - Net Revenues	$18,692	$18,456	$17,555	$17,548	$17,760	1%	(5)%	$57,898	$52,863	(9)%

(1)	Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). Effective January 1, 2016, Citigroup early adopted on a prospective basis the amendment in ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, related to the presentation of DVA on fair value option liabilities. Accordingly, beginning in the first quarter 2016, the portion of the change in fair value of these liabilities related to changes in Citigroup’s own credit spreads (DVA) are reflected as a component of Accumulated Other Comprehensive Income (AOCI); previously these amounts were recognized in Citigroup’s revenues and net income. In the tables above and on pages 5, 16 and 17, results for all periods prior to the first quarter of 1Q16 exclude the impact of CVA/DVA, as applicable, for consistency with the current period’s presentation. Citigroup’s results of operations excluding the impact of CVA/DVA in such periods are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,080	$993	$860	$842	$811	(4)%	(25)%	$3,318	$2,513	(24)%
Latin America	306	152	156	184	167	(9)%	(45)%	716	507	(29)%
Asia (1)	305	217	215	297	310	4%	2%	980	822	(16)%
Total	1,691	1,362	1,231	1,323	1,288	(3)%	(24)%	5,014	3,842	(23)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	931	517	584	1,059	1,119	6%	20%	2,900	2,762	(5)%
EMEA	408	231	399	720	680	(6)%	67%	2,024	1,799	(11)%
Latin America	397	190	337	396	396	—	—	1,198	1,129	(6)%
Asia	554	441	639	540	577	7%	4%	1,856	1,756	(5)%
Total	2,290	1,379	1,959	2,715	2,772	2%	21%	7,978	7,446	(7)%

Corporate / Other	183	101	(29)	(89)	(247)	NM	NM	395	(365)	NM

Total Citicorp (Ex-CVA/DVA) (2)	4,164	2,842	3,161	3,949	3,813	(3)%	(8)%	13,387	10,923	(18)%

Total Citi Holdings (Ex-CVA/DVA) (2)	15	677	347	98	74	(24)%	NM	318	519	63%

Income From Continuing Operations - Ex-CVA/DVA (2)	4,179	3,519	3,508	4,047	3,887	(4)%	(7)%	13,705	11,442	(17)%

Discontinued Operations	(10)	(45)	(2)	(23)	(30)	(30)%	NM	(9)	(55)	NM

Net Income Attributable to Noncontrolling Interests	5	25	5	26	17	(35)%	NM	65	48	(26)%

Citigroup’s Net Income - Ex-CVA/DVA (2)	$4,164	$3,449	$3,501	$3,998	$3,840	(4)%	(8)%	$13,631	$11,339	(17)%

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	127	(114)	—	—	—	—	(100)%	276	—	(100)%

Total Citigroup - Net Income	$4,291	$3,335	$3,501	$3,998	$3,840	(4)%	(11)%	$13,907	$11,339	(18)%

Citicorp - Average Assets
North America	$881	$887	$904	$921	$942	2%	7%	$881	$922	5%
EMEA (1)	312	300	301	312	316	1%	1%	320	310	(3)%
Latin America	139	141	137	139	136	(2)%	(2)%	143	137	(4)%
Asia (1)	307	308	307	315	325	3%	6%	310	316	2%
Corporate / Other	59	51	51	49	47	(4)%	(20)%	56	49	(13)%
Total	$1,698	$1,687	$1,700	$1,736	$1,766	2%	4%	$1,710	$1,734	1%

Citicorp - Return on Average Assets (ROA)(Ex-CVA/DVA) (2) (3)
North America	0.91%	0.68%	0.64%	0.83%	0.81%			0.94%	0.76%
EMEA (1)	0.52%	0.29%	0.52%	0.91%	0.84%			0.83%	0.76%
Latin America	2.00%	0.95%	1.44%	1.68%	1.64%			1.79%	1.59%
Asia (1)	1.10%	0.85%	1.12%	1.07%	1.08%			1.22%	1.09%
Corporate/Other	1.14%	0.38%	(0.18)%	(0.94)%	(2.30)%			0.90%	(1.12)%
Total	0.97%	0.65%	0.75%	0.90%	0.85%			1.04%	0.83%

(1)	Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)	See footnote 2 on page 4.
(3)

For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets. See above for after-tax CVA/DVA for each period presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)
Revenues
Net interest revenue	$10,622	$10,616	$10,630	$10,687	$10,997	3%	4%	$31,557	$32,314	2%
Non-interest revenue	6,389	4,675	5,450	6,018	5,886	(2)%	(8)%	20,546	17,354	(16)%
Total revenues, net of interest expense	17,011	15,291	16,080	16,705	16,883	1%	(1)%	52,103	49,668	(5)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,391	1,501	1,581	1,514	1,396	(8)%	—	4,465	4,491	1%
Credit reserve build / (release)	90	421	193	(2)	343	NM	NM	(160)	534	NM
Provision for loan losses	1,481	1,922	1,774	1,512	1,739	15%	17%	4,305	5,025	17%
Provision for benefits and claims	28	30	28	20	25	25%	(11)%	77	73	(5)%
Provision for unfunded lending commitments	84	95	73	(25)	(45)	(80)%	NM	2	3	50%
Total provisions for credit losses and for benefits and claims	1,593	2,047	1,875	1,507	1,719	14%	8%	4,384	5,101	16%

Total operating expenses	9,295	9,684	9,695	9,511	9,578	1%	3%	28,360	28,784	1%

Income from Continuing Operations before Income Taxes	6,123	3,560	4,510	5,687	5,586	(2)%	(9)%	19,359	15,783	(18)%
Provision for income taxes	1,816	835	1,349	1,738	1,773	2%	(2)%	5,683	4,860	(14)%

Income from Continuing Operations	4,307	2,725	3,161	3,949	3,813	(3)%	(11)%	13,676	10,923	(20)%

Income (loss) from Discontinued Operations, net of taxes	(10)	(45)	(2)	(23)	(30)	(30)%	NM	(9)	(55)	NM

Noncontrolling interests	5	15	4	21	17	(19)%	NM	64	42	(34)%
Citicorp’s Net Income	$4,292	$2,665	$3,155	$3,905	$3,766	(4)%	(12)%	$13,603	$10,826	(20)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,691	$1,650	$1,728	$1,753	$1,757	—	4%

Average Assets	$1,698	$1,687	$1,700	$1,736	$1,766	2%	4%	$1,710	$1,734	1%
Return on Average Assets	1.00%	0.63%	0.75%	0.90%	0.85%			1.06%	0.83%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	55%	63%	60%	57%	57%			54%	58%
Total EOP Loans	$563	$569	$573	$592	$599	1%	6%
Total EOP Deposits	$894	$898	$925	$932	$934	—	5%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Net Interest Revenue	$6,519	$6,547	$6,406	$6,364	$6,770	6%	4%	$19,437	$19,540	1%
Non-Interest Revenue	1,615	1,328	1,364	1,369	1,457	6%	(10)%	5,183	4,190	(19)%
Total Revenues, Net of Interest Expense	8,134	7,875	7,770	7,733	8,227	6%	1%	24,620	23,730	(4)%
Total Operating Expenses	4,231	4,346	4,408	4,304	4,440	3%	5%	12,874	13,152	2%
Net Credit Losses	1,354	1,405	1,370	1,373	1,351	(2)%	—	4,347	4,094	(6)%
Credit Reserve Build / (Release)	(103)	(44)	85	24	436	NM	NM	(349)	545	NM
Provision for Unfunded Lending Commitments	1	6	2	8	(3)	NM	NM	(3)	7	NM
Provision for Benefits and Claims	28	30	28	20	25	25%	(11)%	77	73	(5)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,280	1,397	1,485	1,425	1,809	27%	41%	4,072	4,719	16%
Income from Continuing Operations before Taxes	2,623	2,132	1,877	2,004	1,978	(1)%	(25)%	7,674	5,859	(24)%
Income Taxes	932	770	646	681	690	1%	(26)%	2,660	2,017	(24)%
Income from Continuing Operations	1,691	1,362	1,231	1,323	1,288	(3)%	(24)%	5,014	3,842	(23)%
Noncontrolling Interests	8	1	2	1	3	NM	(63)%	9	6	(33)%
Net Income	$1,683	$1,361	$1,229	$1,322	$1,285	(3)%	(24)%	$5,005	$3,836	(23)%
Average Assets (in billions of dollars)	$375	$379	$378	$388	$410	6%	9%	$379	$392	3%
Return on Average Assets (ROA)	1.78%	1.42%	1.31%	1.37%	1.25%			1.77%	1.31%
Efficiency Ratio	52%	55%	57%	56%	54%			52%	55%

Net Credit Losses as a % of Average Loans	1.99%	2.04%	2.03%	2.02%	1.87%			2.14%	1.97%

Revenue by Business
Retail Banking	$3,514	$3,280	$3,216	$3,272	$3,361	3%	(4)%	$10,585	$9,849	(7)%
Cards (1)	4,620	4,595	4,554	4,461	4,866	9%	5%	14,035	13,881	(1)%
Total	$8,134	$7,875	$7,770	$7,733	$8,227	6%	1%	$24,620	$23,730	(4)%

Net Credit Losses by Business
Retail Banking	$247	$295	$220	$242	$259	7%	5%	$763	$721	(6)%
Cards (1)	1,107	1,110	1,150	1,131	1,092	(3)%	(1)%	3,584	3,373	(6)%
Total	$1,354	$1,405	$1,370	$1,373	$1,351	(2)%	—	$4,347	$4,094	(6)%

Income (loss) from Continuing Operations by Business
Retail Banking	$574	$313	$317	$489	$478	(2)%	(17)%	$1,702	$1,284	(25)%
Cards (1)	1,117	1,049	914	834	810	(3)%	(27)%	3,312	2,558	(23)%
Total	$1,691	$1,362	$1,231	$1,323	$1,288	(3)%	(24)%	$5,014	$3,842	(23)%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,134	$7,875	$7,770	$7,733	$8,227	6%	1%	$24,620	$23,730	(4)%
Impact of FX Translation (2)	(174)	(140)	(44)	(52)	—			(769)	—
Total Revenues - Ex-FX (2)	$7,960	$7,735	$7,726	$7,681	$8,227	7%	3%	$23,851	$23,730	(1)%

Total Operating Expenses - as Reported	$4,231	$4,346	$4,408	$4,304	$4,440	3%	5%	$12,874	$13,152	2%
Impact of FX Translation (2)	(70)	(59)	(12)	(24)	—			(356)	—
Total Operating Expenses - Ex-FX (2)	$4,161	$4,287	$4,396	$4,280	$4,440	4%	7%	$12,518	$13,152	5%

Total Provisions for LLR & PBC - as Reported	$1,280	$1,397	$1,485	$1,425	$1,809	27%	41%	$4,072	$4,719	16%
Impact of FX Translation (2)	(41)	(34)	(16)	(13)	—			(159)	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,239	$1,363	$1,469	$1,412	$1,809	28%	46%	$3,913	$4,719	21%

Net Income - as Reported	$1,683	$1,361	$1,229	$1,322	$1,285	(3)%	(24)%	$5,005	$3,836	(23)%
Impact of FX Translation (2)	(49)	(40)	(13)	(11)	—			(182)	—
Net Income - Ex-FX (2)	$1,634	$1,321	$1,216	$1,311	$1,285	(2)%	(21)%	$4,823	$3,836	(20)%

(1)         Includes both Citi-Branded Cards and Citi Retail Services.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,795	2,785	2,703	2,681	2,679	—	(4)%
Accounts (in millions)	56.2	56.2	55.9	56.3	56.3	—	—
Average Deposits	$294.9	$295.2	$295.6	$298.9	$302.7	1%	3%
Investment Sales	$19.7	$17.3	$16.4	$18.8	$19.5	4%	(1)%
Investment Assets under Management (AUMs)	$144.4	$152.6	$144.1	$139.9	$140.9	1%	(2)%
Average Loans	$140.1	$141.2	$139.9	$141.4	$142.3	1%	2%
EOP Loans:
Real Estate Lending	$79.0	$80.2	$82.2	$81.6	$81.4	—	3%
Commercial Markets	32.3	31.8	32.1	32.6	33.5	3%	4%
Personal and Other	28.1	28.7	28.0	27.6	27.0	(2)%	(4)%
EOP Loans	$139.4	$140.7	$142.3	$141.8	$141.9	—	2%

Net Interest Revenue (in millions) (1)	$2,200	$2,215	$2,191	$2,180	$2,220	2%	1%
As a % of Average Loans	6.23%	6.22%	6.30%	6.20%	6.21%

Net Credit Losses (in millions)	$247	$295	$220	$242	$259	7%	5%
As a % of Average Loans	0.70%	0.83%	0.63%	0.69%	0.72%
Loans 90+ Days Past Due (in millions) (2)	$529	$523	$498	$515	$579	12%	9%
As a % of EOP Loans	0.38%	0.37%	0.35%	0.37%	0.41%
Loans 30-89 Days Past Due (in millions) (2)	$764	$739	$793	$735	$722	(2)%	(5)%
As a % of EOP Loans	0.55%	0.53%	0.56%	0.52%	0.51%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)
EOP Open Accounts (in millions)	135.6	135.9	134.1	143.0	143.0	—	5%
Purchase Sales (in billions)	$88.6	$96.2	$84.6	$95.7	$115.3	20%	30%

Average Loans (in billions) (4)	$129.7	$131.5	$131.3	$131.9	$145.5	10%	12%
EOP Loans (in billions) (4)	$130.3	$136.3	$130.3	$143.4	$147.8	3%	13%
Average Yield (5)	13.25%	13.09%	13.21%	13.05%	12.76%
Net Interest Revenue (6)	$4,319	$4,332	$4,215	$4,184	$4,550	9%	5%
As a % of Average Loans (6)	13.21%	13.07%	12.91%	12.76%	12.44%
Net Credit Losses	$1,107	$1,110	$1,150	$1,131	$1,092	(3)%	(1)%
As a % of Average Loans	3.39%	3.35%	3.52%	3.45%	2.99%
Net Credit Margin (7)	$3,501	$3,476	$3,396	$3,322	$3,766	13%	8%
As a % of Average Loans (7)	10.71%	10.49%	10.40%	10.13%	10.30%
Loans 90+ Days Past Due	$1,452	$1,596	$1,524	$1,450	$1,590	10%	10%
As a % of EOP Loans	1.11%	1.17%	1.17%	1.01%	1.08%
Loans 30-89 Days Past Due	$1,663	$1,679	$1,567	$1,583	$1,830	16%	10%
As a % of EOP Loans	1.28%	1.23%	1.20%	1.10%	1.24%

(1)     Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)     The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S.government-sponsored agencies.   See footnote 2 on page 10.

(3)     On June 17, 2016, Citi completed the acquisition of the $10.6 billion Costco U.S. co-branded credit card portfolio.

(4)     Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)     Average yield is gross interest revenue earned divided by average loans.

(6)     Net interest revenue includes certain fees that are recorded as interest revenue

(7)     Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)
Net Interest Revenue	$4,455	$4,506	$4,442	$4,377	$4,748	8%	7%	$13,103	$13,567	4%
Non-Interest Revenue	438	364	432	379	464	22%	6%	1,745	1,275	(27)%
Total Revenues, Net of Interest Expense	4,893	4,870	4,874	4,756	5,212	10%	7%	14,848	14,842	—
Total Operating Expenses	2,319	2,405	2,506	2,432	2,600	7%	12%	6,976	7,538	8%
Net Credit Losses	878	914	932	953	929	(3)%	6%	2,837	2,814	(1)%
Credit Reserve Build / (Release)	(61)	(69)	79	50	408	NM	NM	(268)	537	NM
Provision for Unfunded Lending Commitments	—	6	1	7	—	(100)%	—	1	8	NM
Provision for Benefits and Claims	11	8	9	8	7	(13)%	(36)%	30	24	(20)%
Provisions for Loan Losses and for Benefits and Claims	828	859	1,021	1,018	1,344	32%	62%	2,600	3,383	30%
Income from Continuing Operations before Taxes	1,746	1,606	1,347	1,306	1,268	(3)%	(27)%	5,272	3,921	(26)%
Income Taxes	666	613	487	464	457	(2)%	(31)%	1,954	1,408	(28)%
Income from Continuing Operations	1,080	993	860	842	811	(4)%	(25)%	3,318	2,513	(24)%
Noncontrolling Interests	1	1	—	(1)	—	100%	(100)%	2	(1)	NM
Net Income	$1,079	$992	$860	$843	$811	(4)%	(25)%	$3,316	$2,514	(24)%
Average Assets (in billions of dollars)	$209	$210	$212	$219	$239	9%	14%	$208	$223	7%
Return on Average Assets	2.05%	1.87%	1.63%	1.55%	1.35%			2.13%	1.51%
Efficiency Ratio	47%	49%	51%	51%	50%			47%	51%

Net Credit Losses as a % of Average Loans	2.21%	2.26%	2.32%	2.34%	2.08%			2.43%	2.24%

Revenue by Business
Retail Banking	$1,347	$1,338	$1,307	$1,330	$1,374	3%	2%	$4,140	$4,011	(3)%
Citi-Branded Cards	1,930	1,937	1,880	1,907	2,213	16%	15%	5,872	6,000	2%
Citi Retail Services	1,616	1,595	1,687	1,519	1,625	7%	1%	4,836	4,831	—
Total	$4,893	$4,870	$4,874	$4,756	$5,212	10%	7%	$14,848	$14,842	—

Net Credit Losses by Business
Retail Banking	$34	$42	$24	$44	$54	23%	59%	$108	$122	13%
Citi-Branded Cards	443	454	455	467	448	(4)%	1%	1,438	1,370	(5)%
Citi Retail Services	401	418	453	442	427	(3)%	6%	1,291	1,322	2%
Total	$878	$914	$932	$953	$929	(3)%	6%	$2,837	$2,814	(1)%

Income from Continuing Operations by Business
Retail Banking	$161	$137	$98	$178	$196	10%	22%	$578	$472	(18)%
Citi-Branded Cards	522	515	366	334	336	1%	(36)%	1,560	1,036	(34)%
Citi Retail Services	397	341	396	330	279	(15)%	(30)%	1,180	1,005	(15)%
Total	$1,080	$993	$860	$842	$811	(4)%	(25)%	$3,318	$2,513	(24)%

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	779	780	729	729	727	—	(7)%
Accounts (in millions)	11.2	11.0	10.8	10.8	10.6	(2)%	(5)%
Investment Sales	$4.9	$4.6	$4.8	$5.5	$5.2	(5)%	6%
Investment AUMs	$47.9	$48.9	$49.4	$51.4	$53.1	3%	11%

Average Deposits	$181.4	$181.2	$180.6	$182.1	$183.9	1%	1%

Average Loans	$50.3	$51.8	$52.9	$54.4	$55.0	1%	9%

EOP Loans:
Real Estate Lending	$40.6	$41.9	$42.9	$43.9	$44.0	—	8%
Commercial Markets	8.4	7.8	8.2	8.4	8.8	5%	5%
Personal and Other	2.0	2.5	2.4	2.5	2.0	(20)%	—
Total EOP Loans	$51.0	$52.2	$53.5	$54.8	$54.8	—	7%

Mortgage Originations (1)	$7.5	$6.2	$5.5	$6.4	$6.5	2%	(13)%

Third Party Mortgage Servicing Portfolio (EOP)	$162.6	$159.5	$155.9	$151.8	$147.6	(3)%	(9)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$107.2	$110.6	$97.6	$90.9	$141.9	56%	32%

Saleable Mortgage Rate Locks	$3.9	$3.2	$3.1	$4.0	$3.9	(3)%	—

Net Interest Revenue on Loans (in millions)	$262	$271	$276	$268	$267	—	2%
As a % of Avg. Loans	2.07%	2.08%	2.10%	1.98%	1.93%

Net Credit Losses (in millions)	$34	$42	$24	$44	$54	23%	59%
As a % of Avg. Loans	0.27%	0.32%	0.18%	0.33%	0.39%

Loans 90+ Days Past Due (in millions) (2)	$138	$165	$152	$180	$256	42%	86%
As a % of EOP Loans	0.28%	0.32%	0.29%	0.33%	0.47%
Loans 30-89 Days Past Due (in millions) (2)	$198	$221	$198	$192	$198	3%	—
As a % of EOP Loans	0.40%	0.43%	0.38%	0.36%	0.37%

(1)	Originations on First mortgages.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $498 million and ($0.9 billion), $491 million and ($1.1 billion), $456 million and ($1.1 billion), $408 million and ($0.9 billion), and $305 million and ($0.7 billion), as of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $79 million and ($0.9 billion), $87 million and ($1.1 billion), $86 million and ($1.1 billion), $91 million and ($0.9 billion), and $58 million and ($0.7 billion), as of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15
Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1) (2)
EOP Open Accounts (in millions)	23.3	23.5	23.8	31.8	32.5	2%	39%
Purchase Sales (in billions)	$46.6	$49.0	$45.9	$53.1	$73.1	38%	57%

Average Loans (in billions) (1)	$63.9	$64.6	$64.7	$66.7	$79.2	19%	24%

EOP Loans (in billions) (1)	$64.8	$67.2	$64.9	$77.5	$81.3	5%	25%

Average Yield (3)	10.28%	10.31%	10.38%	10.04%	9.90%
Net Interest Revenue (4)	$1,618	$1,633	$1,612	$1,612	$1,884	17%	16%
As a % of Avg. Loans (4)	10.05%	10.03%	10.02%	9.72%	9.46%
Net Credit Losses	$443	$454	$455	$467	$448	(4)%	1%
As a % of Average Loans	2.75%	2.79%	2.83%	2.82%	2.25%
Net Credit Margin (5)	$1,482	$1,481	$1,421	$1,437	$1,762	23%	19%
As a % of Avg. Loans (5)	9.20%	9.10%	8.83%	8.67%	8.85%
Loans 90+ Days Past Due	$491	$538	$530	$510	$607	19%	24%
As a % of EOP Loans	0.76%	0.80%	0.82%	0.66%	0.75%
Loans 30-89 Days Past Due	$504	$523	$492	$550	$710	29%	41%
As a % of EOP Loans	0.78%	0.78%	0.76%	0.71%	0.87%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	89.5	89.9	88.1	88.9	88.3	(1)%	(1)%
Purchase Sales (in billions)	$19.8	$23.5	$16.9	$20.1	$19.7	(2)%	(1)%

Average Loans (in billions) (1)	$43.1	$44.1	$44.0	$42.7	$43.6	2%	1%

EOP Loans (in billions) (1)	$43.1	$46.1	$42.5	$43.3	$43.9	1%	2%

Average Yield (3)	16.94%	16.49%	16.92%	17.01%	17.06%
Net Interest Revenue (4)	$1,925	$1,939	$1,899	$1,843	$1,934	5%	—
As a % of Avg. Loans (4)	17.72%	17.44%	17.36%	17.36%	17.65%
Net Credit Losses	$401	$418	$453	$442	$427	(3)%	6%
As a % of Average Loans	3.69%	3.76%	4.14%	4.16%	3.90%
Net Credit Margin (5)	$1,209	$1,170	$1,230	$1,072	$1,193	11%	(1)%
As a % of Avg. Loans (5)	11.13%	10.53%	11.24%	10.10%	10.89%
Loans 90+ Days Past Due	$621	$705	$665	$619	$664	7%	7%
As a % of EOP Loans	1.44%	1.53%	1.56%	1.43%	1.51%
Loans 30-89 Days Past Due	$758	$773	$688	$669	$750	12%	(1)%
As a % of EOP Loans	1.76%	1.68%	1.62%	1.55%	1.71%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	See footnote 3 on page 8.
(3)	Average yield is calculated as gross interest revenue earned divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)
Net Interest Revenue	$959	$945	$863	$871	$886	2%	(8)%	$2,940	$2,620	(11)%
Non-Interest Revenue	586	416	378	377	371	(2)%	(37)%	1,469	1,126	(23)%
Total Revenues, Net of Interest Expense	1,545	1,361	1,241	1,248	1,257	1%	(19)%	4,409	3,746	(15)%
Total Operating Expenses	795	824	720	726	713	(2)%	(10)%	2,438	2,159	(11)%
Net Credit Losses	301	307	278	260	254	(2)%	(16)%	973	792	(19)%
Credit Reserve Build / (Release)	19	3	17	(2)	32	NM	68%	30	47	57%
Provision for Unfunded Lending Commitments	1	—	1	1	—	(100)%	(100)%	(2)	2	NM
Provision for Benefits and Claims	17	22	19	12	18	50%	6%	47	49	4%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	338	332	315	271	304	12%	(10)%	1,048	890	(15)%
Income from Continuing Operations before Taxes	412	205	206	251	240	(4)%	(42)%	923	697	(24)%
Income Taxes	106	53	50	67	73	9%	(31)%	207	190	(8)%
Income from Continuing Operations	306	152	156	184	167	(9)%	(45)%	716	507	(29)%
Noncontrolling Interests	1	—	1	1	2	100%	100%	3	4	33%
Net Income	$305	$152	$155	$183	$165	(10)%	(46)%	$713	$503	(29)%
Average Assets (in billions of dollars)	$50	$52	$50	$50	$50	—	—	$54	$50	(7)%
Return on Average Assets	2.42%	1.16%	1.25%	1.47%	1.31%			1.77%	1.34%
Efficiency Ratio	51%	61%	58%	58%	57%			55%	58%

Net Credit Losses as a % of Average Loans	4.65%	4.70%	4.53%	4.25%	4.12%			4.85%	4.30%

Revenue by Business
Retail Banking	$1,100	$934	$868	$865	$893	3%	(19)%	$3,047	$2,626	(14)%
Citi-Branded Cards	445	427	373	383	364	(5)%	(18)%	1,362	1,120	(18)%
Total	$1,545	$1,361	$1,241	$1,248	$1,257	1%	(19)%	$4,409	$3,746	(15)%

Net Credit Losses by Business
Retail Banking	$138	$159	$134	$137	$132	(4)%	(4)%	$430	$403	(6)%
Citi-Branded Cards	163	148	144	123	122	(1)%	(25)%	543	389	(28)%
Total	$301	$307	$278	$260	$254	(2)%	(16)%	$973	$792	(19)%

Income from Continuing Operations by Business
Retail Banking	$228	$65	$99	$107	$91	(15)%	(60)%	$497	$297	(40)%
Citi-Branded Cards	78	87	57	77	76	(1)%	(3)%	219	210	(4)%
Total	$306	$152	$156	$184	$167	(9)%	(45)%	$716	$507	(29)%

FX Translation Impact:
Total Revenue - as Reported (1)	$1,545	$1,361	$1,241	$1,248	$1,257	1%	(19)%	$4,409	$3,746	(15)%
Impact of FX Translation (2)	(193)	(166)	(75)	(64)	—			(646)	—
Total Revenues - Ex-FX (1) (2)	$1,352	$1,195	$1,166	$1,184	$1,257	6%	(7)%	$3,763	$3,746	—

Total Operating Expenses - as Reported	$795	$824	$720	$726	$713	(2)%	(10)%	$2,438	$2,159	(11)%
Impact of FX Translation (2)	(79)	(74)	(35)	(30)	—			(260)	—
Total Operating Expenses - Ex-FX (2)	$716	$750	$685	$696	$713	2%	—	$2,178	$2,159	(1)%

Provisions for LLR & PBC - as Reported	$338	$332	$315	$271	$304	12%	(10)%	$1,048	$890	(15)%
Impact of FX Translation (2)	(43)	(39)	(19)	(14)	—			(148)	—
Provisions for LLR & PBC - Ex-FX (2)	$295	$293	$296	$257	$304	18%	3%	$900	$890	(1)%

Net Income - as Reported	$305	$152	$155	$183	$165	(10)%	(46)%	$713	$503	(29)%
Impact of FX Translation (2)	(54)	(44)	(17)	(15)	—			(182)	—
Net Income - Ex-FX (2)	$251	$108	$138	$168	$165	(2)%	(34)%	$531	$503	(5)%

(1) Revenues in the third quarter of 2015 include an approximate $180 million ($160 million ex-FX) gain related to the sale of the Mexico merchant acquiring business.

(2) Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,495	1,492	1,493	1,491	1,494	—	—
Accounts (in millions)	27.3	27.7	27.9	28.4	28.8	1%	5%
Average Deposits	$27.1	$27.3	$27.8	$27.4	$27.2	(1)%	—
Investment Sales	$6.6	$6.7	$5.5	$5.8	$5.7	(2)%	(14)%
Investment AUMs	$41.4	$46.7	$38.6	$32.4	$31.0	(4)%	(25)%
Average Loans	$20.1	$20.4	$19.5	$19.5	$19.4	(1)%	(3)%
EOP Loans:
Real Estate Lending	$4.1	$3.9	$4.6	$4.2	$4.1	(2)%	—
Commercial Markets	8.6	9.2	9.1	9.0	8.9	(1)%	3%
Personal and Other	7.1	7.0	6.4	6.3	6.0	(5)%	(15)%
Total EOP Loans	$19.8	$20.1	$20.1	$19.5	$19.0	(3)%	(4)%

Net Interest Revenue (in millions) (1)	$629	$635	$597	$595	$621	4%	(1)%
As a % of Average Loans (1)	12.42%	12.35%	12.31%	12.27%	12.73%
Net Credit Losses (in millions)	$138	$159	$134	$137	$132	(4)%	(4)%
As a % of Average Loans	2.72%	3.09%	2.76%	2.83%	2.71%
Loans 90+ Days Past Due (in millions)	$212	$185	$172	$157	$160	2%	(25)%
As a % of EOP Loans	1.07%	0.92%	0.86%	0.81%	0.84%
Loans 30-89 Days Past Due (in millions)	$239	$184	$256	$197	$196	(1)%	(18)%
As a % of EOP Loans	1.21%	0.92%	1.27%	1.01%	1.03%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.6	5.6	5.7	5.8	2%	2%
Purchase Sales (in billions)	$4.0	$4.4	$3.7	$3.8	$3.8	—	(5)%
Average Loans (in billions) (2)	$5.6	$5.5	$5.2	$5.1	$5.1	—	(9)%
EOP Loans (in billions) (2)	$5.4	$5.4	$5.3	$5.0	$4.9	(2)%	(9)%
Average Yield (3)	21.19%	20.73%	19.77%	20.24%	20.32%	—	(4)%

Net Interest Revenue (in millions) (4)	$330	$310	$266	$276	$265	(4)%	(20)%
As a % of Average Loans (4)	23.38%	22.36%	20.57%	21.77%	20.67%
Net Credit Losses (in millions)	$163	$148	$144	$123	$122	(1)%	(25)%
As a % of Average Loans	11.55%	10.68%	11.14%	9.70%	9.52%
Net Credit Margin (in millions) (5)	$282	$279	$229	$260	$242	(7)%	(14)%
As a % of Average Loans (5)	19.98%	20.13%	17.71%	20.50%	18.88%
Loans 90+ Days Past Due (in millions)	$169	$173	$149	$145	$131	(10)%	(22)%
As a % of EOP Loans	3.13%	3.20%	2.81%	2.90%	2.67%
Loans 30-89 Days Past Due (in millions)	$181	$157	$152	$137	$131	(4)%	(28)%
As a % of EOP Loans	3.35%	2.91%	2.87%	2.74%	2.67%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Net Interest Revenue	$1,105	$1,096	$1,101	$1,116	$1,136	2%	3%	$3,394	$3,353	(1)%
Non-Interest Revenue	591	548	554	613	622	1%	5%	1,969	1,789	(9)%
Total Revenues, Net of Interest Expense	1,696	1,644	1,655	1,729	1,758	2%	4%	5,363	5,142	(4)%
Total Operating Expenses	1,117	1,117	1,182	1,146	1,127	(2)%	1%	3,460	3,455	—
Net Credit Losses	175	184	160	160	168	5%	(4)%	537	488	(9)%
Credit Reserve Build / (Release)	(61)	22	(11)	(24)	(4)	83%	93%	(111)	(39)	65%
Provision for Unfunded Lending Commitments	—	—	—	—	(3)	NM	NM	(2)	(3)	(50)%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	114	206	149	136	161	18%	41%	424	446	5%
Income from Continuing Operations before Taxes	465	321	324	447	470	5%	1%	1,479	1,241	(16)%
Income Taxes	160	104	109	150	160	7%	—	499	419	(16)%
Income from Continuing Operations	305	217	215	297	310	4%	2%	980	822	(16)%
Noncontrolling Interests	6	—	1	1	1	—	(83)%	4	3	(25)%
Net Income	$299	$217	$214	$296	$309	4%	3%	$976	$819	(16)%
Average Assets (in billions of dollars)	$116	$117	$116	$119	$121	2%	4%	$117	$119	2%
Return on Average Assets	1.02%	0.74%	0.74%	1.00%	1.02%			1.12%	0.92%
Efficiency Ratio	66%	68%	71%	66%	64%			65%	67%

Net Credit Losses as a % of Average Loans	0.80%	0.85%	0.76%	0.76%	0.78%			0.80%	0.77%

Revenue by Business
Retail Banking	$1,067	$1,008	$1,041	$1,077	$1,094	2%	3%	$3,398	$3,212	(5)%
Citi-Branded Cards	629	636	614	652	664	2%	6%	1,965	1,930	(2)%
Total	$1,696	$1,644	$1,655	$1,729	$1,758	2%	4%	$5,363	$5,142	(4)%

Net Credit Losses by Business
Retail Banking	$75	$94	$62	$61	$73	20%	(3)%	$225	$196	(13)%
Citi-Branded Cards	100	90	98	99	95	(4)%	(5)%	312	292	(6)%
Total	$175	$184	$160	$160	$168	5%	(4)%	$537	$488	(9)%

Income from Continuing Operations by Business
Retail Banking	$185	$111	$120	$204	$191	(6)%	3%	$627	$515	(18)%
Citi-Branded Cards	120	106	95	93	119	28%	(1)%	353	307	(13)%
Total	$305	$217	$215	$297	$310	4%	2%	$980	$822	(16)%

FX Translation Impact:
Total Revenue - as Reported	$1,696	$1,644	$1,655	$1,729	$1,758	2%	4%	$5,363	$5,142	(4)%
Impact of FX Translation (2)	19	26	31	12	—			(123)	—
Total Revenues - Ex-FX (2)	$1,715	$1,670	$1,686	$1,741	$1,758	1%	3%	$5,240	$5,142	(2)%

Total Operating Expenses - as Reported	$1,117	$1,117	$1,182	$1,146	$1,127	(2)%	1%	$3,460	$3,455	—
Impact of FX Translation (2)	9	15	23	6	—			(96)	—
Total Operating Expenses - Ex-FX (2)	$1,126	$1,132	$1,205	$1,152	$1,127	(2)%	—	$3,364	$3,455	3%

Provisions for LLR & PBC - as Reported	$114	$206	$149	$136	$161	18%	41%	$424	$446	5%
Impact of FX Translation (2)	2	5	3	1	—			(11)	—
Provisions for LLR & PBC - Ex-FX (2)	$116	$211	$152	$137	$161	18%	39%	$413	$446	8%

Net Income - as Reported	$299	$217	$214	$296	$309	4%	3%	$976	$819	(16)%
Impact of FX Translation (2)	5	4	4	4	—			—	—
Net Income - Ex-FX (2)	$304	$221	$218	$300	$309	3%	2%	$976	$819	(16)%

(1)  Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)     Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2016 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	521	513	481	461	458	(1)%	(12)%
Accounts (in millions)	17.7	17.5	17.2	17.1	16.9	(1)%	(5)%
Average Deposits	$86.4	$86.7	$87.2	$89.4	$91.6	2%	6%
Investment Sales	$8.2	$6.0	$6.1	$7.5	$8.6	15%	5%
Investment AUMs	$55.1	$57.0	$56.1	$56.1	$56.8	1%	3%
Average Loans	$69.7	$69.0	$67.5	$67.5	$67.9	1%	(3)%
EOP Loans:
Real Estate Lending	$34.3	$34.4	$34.7	$33.5	$33.3	(1)%	(3)%
Commercial Markets	15.3	14.8	14.8	15.2	15.8	4%	3%
Personal and Other	19.0	19.2	19.2	18.8	19.0	1%	—
Total EOP Loans	$68.6	$68.4	$68.7	$67.5	$68.1	1%	(1)%

Net Interest Revenue (in millions) (2)	$659	$646	$663	$664	$669	1%	2%
As a % of Average Loans (2)	3.75%	3.71%	3.95%	3.96%	3.92%
Net Credit Losses (in millions)	$75	$94	$62	$61	$73	20%	(3)%
As a % of Average Loans	0.43%	0.54%	0.37%	0.36%	0.43%
Loans 90+ Days Past Due (in millions)	$179	$173	$174	$178	$163	(8)%	(9)%
As a % of EOP Loans	0.26%	0.25%	0.25%	0.26%	0.24%
Loans 30-89 Days Past Due (in millions)	$327	$334	$339	$346	$328	(5)%	—
As a % of EOP Loans	0.48%	0.49%	0.49%	0.51%	0.48%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.1	16.9	16.6	16.6	16.4	(1)%	(4)%
Purchase Sales (in billions)	$18.2	$19.3	$18.1	$18.7	$18.7	—	3%
Average Loans (in billions) (3)	$17.1	$17.3	$17.4	$17.4	$17.6	1%	3%
EOP Loans (in billions) (3)	$17.0	$17.6	$17.6	$17.6	$17.7	1%	4%
Average Yield (4)	12.42%	12.39%	12.51%	12.70%	12.82%	1%	3%

Net Interest Revenue (in millions) (5)	$446	$450	$438	$453	$467	3%	5%
As a % of Average Loans (6)	10.35%	10.32%	10.12%	10.47%	10.56%
Net Credit Losses (in millions)	$100	$90	$98	$99	$95	(4)%	(5)%
As a % of Average Loans	2.32%	2.06%	2.27%	2.29%	2.15%
Net Credit Margin (in millions) (6)	$528	$546	$516	$553	$569	3%	8%
As a % of Average Loans (6)	12.25%	12.52%	11.93%	12.78%	12.86%
Loans 90+ Days Past Due	$171	$180	$180	$176	$188	7%	10%
As a % of EOP Loans	1.01%	1.02%	1.02%	1.00%	1.06%
Loans 30-89 Days Past Due	$220	$226	$235	$227	$239	5%	9%
As a % of EOP Loans	1.29%	1.28%	1.34%	1.29%	1.35%

(1)	Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Commissions and Fees	$958	$926	$1,003	$955	$928	(3)%	(3)%	2,945	2,886	(2)%
Administration and Other Fiduciary Fees	594	573	597	638	610	(4)%	3%	1,870	1,845	(1)%
Investment Banking	828	1,028	740	1,029	917	(11)%	11%	3,082	2,686	(13)%
Principal Transactions	1,209	619	1,574	1,911	2,063	8%	71%	5,199	5,548	7%
Other	903	55	(8)	46	(126)	NM	NM	1,353	(88)	NM
Total Non-Interest Revenue	4,492	3,201	3,906	4,579	4,392	(4)%	(2)%	14,449	12,877	(11)%
Net Interest Revenue (including Dividends)	4,167	4,108	4,130	4,267	4,236	(1)%	2%	12,233	12,633	3%
Total Revenues, Net of Interest Expense	8,659	7,309	8,036	8,846	8,628	(2)%	—	26,682	25,510	(4)%
Total Operating Expenses	4,715	4,865	4,869	4,760	4,680	(2)%	(1)%	14,209	14,309	1%
Net Credit Losses	37	96	211	141	45	(68)%	22%	118	397	NM
Credit Reserve Build / (Release)	193	465	108	(26)	(93)	NM	NM	189	(11)	NM
Provision for Unfunded Lending Commitments	83	89	71	(33)	(42)	(27)%	NM	5	(4)	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	313	650	390	82	(90)	NM	NM	312	382	22%
Income from Continuing Operations before Taxes	3,631	1,794	2,777	4,004	4,038	1%	11%	12,161	10,819	(11)%
Income Taxes	1,198	532	818	1,289	1,266	(2)%	6%	3,894	3,373	(13)%
Income from Continuing Operations	2,433	1,262	1,959	2,715	2,772	2%	14%	8,267	7,446	(10)%
Noncontrolling Interests	(6)	7	10	17	19	12%	NM	44	46	5%
Net Income	$2,439	$1,255	$1,949	$2,698	$2,753	2%	13%	$8,223	$7,400	(10)%
Average Assets (in billions of dollars)	$1,264	$1,257	$1,271	$1,299	$1,309	1%	4%	$1,276	$1,293	1%
Return on Average Assets (ROA)	0.77%	0.40%	0.62%	0.84%	0.84%			0.86%	0.76%
ROA (Excluding CVA/DVA) (1)(2)	0.72%	0.43%	0.62%	0.84%	0.84%			0.83%	0.76%
Efficiency Ratio	54%	67%	61%	54%	54%			53%	56%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,346	$2,779	$3,046	$3,478	$3,276	(6)%	(2)%	$10,043	$9,800	(2)%
EMEA	2,253	2,132	2,207	2,615	2,554	(2)%	13%	7,694	7,376	(4)%
Latin America	1,062	970	975	1,033	1,009	(2)%	(5)%	3,073	3,017	(2)%
Asia	1,777	1,614	1,808	1,720	1,789	4%	1%	5,417	5,317	(2)%
Total	$8,438	$7,495	$8,036	$8,846	$8,628	(2)%	2%	$26,227	$25,510	(3)%
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	221	(186)	—	—	—	—	(100)%	455	—	(100)%
Total Revenues, net of Interest Expense	$8,659	$7,309	$8,036	$8,846	$8,628	(2)%	—	$26,682	$25,510	(4)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$931	$517	$584	$1,059	$1,119	6%	20%	$2,900	$2,762	(5)%
EMEA	408	231	399	720	680	(6)%	67%	2,024	1,799	(11)%
Latin America	397	190	337	396	396	—	—	1,198	1,129	(6)%
Asia	554	441	639	540	577	7%	4%	1,856	1,756	(5)%
Total	$2,290	$1,379	$1,959	$2,715	$2,772	2%	21%	$7,978	$7,446	(7)%
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	143	(117)	—	—	—	—	(100)%	289	—	(100)%
Income from Continuing Operations	$2,433	$1,262	$1,959	$2,715	$2,772	2%	14%	$8,267	$7,446	(10)%

Average Loans by Region (in billions)
North America	$126	128	$129	$133	$135	2%	7%	$122	$132	8%
EMEA	63	62	63	67	68	1%	8%	62	66	6%
Latin America	40	43	43	42	43	2%	8%	40	43	8%
Asia	62	61	60	61	60	(2)%	(3)%	62	60	(3)%
Total	$291	$294	$295	$303	$306	1%	5%	$286	$301	5%

EOP Deposits by Region (in billions)
North America	$200	$199	$199	$205	$212	4%	6%
EMEA	173	171	181	179	181	1%	4%
Latin America	63	64	68	64	63	(2)%	1%
Asia	159	154	159	159	161	1%	1%
Total	$595	$588	$607	$607	$617	2%	4%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$399	$392	$415	$405	$415	2%	4%
All Other ICG Businesses	196	196	192	202	202	—	3%
Total	$595	$588	$607	$607	$617	2%	4%

(1) For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

(2) See footnote 2 on page 4.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$239	$302	$227	$238	$239	—	—	$791	$704	(11)%
Equity Underwriting	173	206	118	174	146	(16)%	(16)%	700	438	(37)%
Debt Underwriting	532	623	530	805	701	(13)%	32%	1,945	2,036	5%
Total Investment Banking	944	1,131	875	1,217	1,086	(11)%	15%	3,436	3,178	(8)%
Treasury and Trade Solutions	1,933	1,992	1,951	2,048	2,039	—	5%	5,778	6,038	4%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	433	432	455	389	450	16%	4%	1,385	1,294	(7)%
Private Bank	715	691	746	738	746	1%	4%	2,171	2,230	3%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1) (2)	$4,025	$4,246	$4,027	$4,392	$4,321	(2)%	7%	$12,770	$12,740	—

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	352	(14)	(66)	(203)	(218)	(7)%	NM	338	(487)	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,377	$4,232	$3,961	$4,189	$4,103	(2)%	(6)%	$13,108	$12,253	(7)%

Fixed Income Markets	2,566	2,221	3,085	3,468	3,466	—	35%	9,097	10,019	10%
Equity Markets	1,002	603	706	788	663	(16)%	(34)%	2,518	2,157	(14)%
Securities Services	513	517	562	531	536	1%	4%	1,626	1,629	—
Other	(20)	(78)	(278)	(130)	(140)	(8)%	NM	(122)	(548)	NM
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,061	$3,263	$4,075	$4,657	$4,525	(3)%	11%	$13,119	$13,257	1%

Total ICG (Ex-CVA/DVA) (1)	$8,438	$7,495	$8,036	$8,846	$8,628	(2)%	2%	$26,227	$25,510	(3)%

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	221	(186)	—	—	—	—	(100)%	455	—	(100)%
Total Revenues, net of Interest Expense	$8,659	$7,309	$8,036	$8,846	$8,628	(2)%	—	$26,682	$25,510	(4)%

Taxable-equivalent adjustments (3)	$162	$173	$166	$144	$162	13%	—	$487	$472	(3)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$8,600	$7,668	$8,202	$8,990	$8,790	(2)%	2%	$26,714	$25,982	(3)%

(1)         See footnote 2 on page 4.

(2)         Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Net Interest Revenue	$(64)	$(39)	$94	$56	$(9)	NM	86%	$(113)	$141	NM
Non-Interest Revenue	282	146	180	70	37	(47)%	(87)%	914	287	(69)%
Total Revenues, Net of Interest Expense	218	107	274	126	28	(78)%	(87)%	801	428	(47)%
Total Operating Expenses	349	473	418	447	458	2%	31%	1,277	1,323	4%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(131)	(366)	(144)	(321)	(430)	(34)%	NM	(476)	(895)	(88)%
Income Taxes (Benefits)	(314)	(467)	(115)	(232)	(183)	21%	42%	(871)	(530)	39%
Income (Loss) from Continuing Operations	183	101	(29)	(89)	(247)	NM	NM	395	(365)	NM
Income (Loss) from Discontinued Operations, net of taxes	(10)	(45)	(2)	(23)	(30)	(30)%	NM	(9)	(55)	NM
Noncontrolling Interests	3	7	(8)	3	(5)	NM	NM	11	(10)	NM
Net Income (Loss)	$170	$49	$(23)	$(115)	$(272)	NM	NM	$375	$(410)	NM
EOP Assets (in billions of dollars)	$52	$52	$51	$49	$43	(12)%	(17)%
Average Assets (in billions of dollars)	$59	$51	$51	$49	$47	(4)%	(20)%	$56	$49	(13)%

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)
Revenues
Net interest revenue	$1,151	$847	$597	$549	$482	(12)%	(58)%	$3,610	$1,628	(55)%
Non-interest revenue (1)	530	2,318	878	294	395	34%	(25)%	2,185	1,567	(28)%
Total revenues, net of interest expense	1,681	3,165	1,475	843	877	4%	(48)%	5,795	3,195	(45)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	272	261	143	102	129	26%	(53)%	1,075	374	(65)%
Credit Reserve Build / (Release) (1) (2)	(171)	73	(31)	(224)	(122)	46%	29%	(528)	(377)	29%
Provision for loan losses	101	334	112	(122)	7	NM	(93)%	547	(3)	NM
Provision for Benefits and Claims	161	134	60	29	10	(66)%	(94)%	490	99	(80)%
Provision for unfunded lending commitments	(19)	(1)	(2)	(5)	—	100%	100%	(22)	(7)	68%
Total provisions for credit losses and for benefits and claims	243	467	170	(98)	17	NM	(93)%	1,015	89	(91)%

Total operating expenses	1,374	1,450	828	858	826	(4)%	(40)%	4,121	2,512	(39)%

Income (Loss) from Continuing Operations before Income Taxes	64	1,248	477	83	34	(59)%	(47)%	659	594	(10)%
Provision (benefits) for income taxes	65	568	130	(15)	(40)	NM	NM	354	75	(79)%

Income (Loss) from Continuing Operations	(1)	680	347	98	74	(24)%	NM	305	519	70%

Noncontrolling Interests	—	10	1	5	—	(100)%	—	1	6	NM
Citi Holding’s Net Income (Loss)	$(1)	$670	$346	$93	$74	(20)%	NM	$304	$513	69%
Average Assets (in billions of dollars)	$120	$97	$78	$71	$64	(10)%	(47)%	$127	$71	(44)%
Return on Average Assets	0.00%	2.74%	1.78%	0.53%	0.46%			0.32%	0.97%
Efficiency Ratio	82%	46%	56%	102%	94%			71%	79%

Balance Sheet Data (in billions):

Total EOP Assets	$117	$81	$73	$66	$61	(8)%	(48)%	$117	$61	(48)%

Total EOP Loans	$60	$49	$45	$41	$39	(6)%	(35)%	$60	$39	(35)%

Total EOP Deposits	$11	$10	$9	$6	$6	(8)%	(44)%	$11	$6	(44)%

Consumer Net Credit Losses as a % of Average Loans	1.67%	1.81%	1.25%	0.94%	1.31%			2.01%	1.16%

(1)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $116 million and $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the third and fourth quarters of 2015, respectively.  The OneMain sale was completed on November 15, 2015.

(2)         The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second quarter of 2016 includes an $89 million release related to sales and transfers of mortgage loans during the quarter.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	304	293	246	223	224	—	(26)%

Average Loans (in billions)	$8.8	$8.3	$6.7	$6.1	$5.4	(11)%	(39)%

EOP Loans:
Real Estate Lending	$1.0	$0.6	$0.5	$0.5	$0.5	—	(50)%
Cards	3.8	3.6	2.8	2.6	2.6	—	(32)%
Commercial Markets	2.1	2.0	1.0	0.5	0.5	—	(76)%
Personal and Other	1.8	2.0	2.1	1.9	1.9	—	6%
EOP Loans (in billions of dollars)	$8.7	$8.2	$6.4	$5.5	$5.5	—	(37)%
Net Interest Revenue	$389	$336	$269	$259	$246	(5)%	(37)%
As a % of Average Loans	17.54%	16.06%	16.15%	17.08%	18.12%
Net Credit Losses	$93	$122	$78	$77	$82	6%	(12)%
As a % of Average Loans	4.19%	5.83%	4.68%	5.08%	6.04%
Loans 90+ Days Past Due	$174	$157	$145	$170	$164	(4)%	(6)%
As a % of EOP Loans	2.00%	1.91%	2.27%	3.09%	2.98%
Loans 30-89 Days Past Due	$193	$179	$161	$138	$135	(2)%	(30)%
As a % of EOP Loans	2.22%	2.18%	2.52%	2.51%	2.45%

Consumer - North America (3)

Branches (actual)	272	272	266	261	259	(1)%	(5)%

Average Loans (in billions of dollars)	$52.7	$49.4	$39.4	$37.2	$35.4	(5)%	(33)%

EOP Loans (in billions of dollars)	$50.7	$40.5	$38.6	$35.7	$33.4	(6)%	(34)%
Net Interest Revenue	$766	$522	$335	$295	$233	(21)%	(70)%
As a % of Average Loans	2.00%	1.90%	3.42%	3.19%	2.62%
Net Credit Losses	$166	$141	$65	$24	$52	NM	(69)%
As a % of Average Loans	1.25%	1.13%	0.66%	0.26%	0.58%
Loans 90+ Days Past Due (4)	$1,354	$770	$751	$708	$693	(2)%	(49)%
As a % of EOP Loans	2.81%	2.01%	2.05%	2.09%	2.17%
Loans 30-89 Days Past Due (4)	$1,230	$857	$768	$720	$714	(1)%	(42)%
As a % of EOP Loans	2.56%	2.24%	2.09%	2.12%	2.24%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)

The third quarter of 2015 reflects the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail). The third quarter of 2015 reflects the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards). The third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets. The Japan Cards sale was completed on December 14, 2015.

(3)

The third quarter of 2015 reflects the transfer of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $131 million and $73 million of net credit losses (NCLs) were recorded as a reduction of revenue (Other revenue) during the third and fourth quarters of 2015, respectively. The third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

(4)	The second quarter of 2016 includes a $23 million recovery of prior credit losses related to sales of mortgage assets during the quarter.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$21.4	$20.1	$17.9	$16.4	$15.0	(9)%	(30)%
CFNA (CitiFinancial - North America)	6.4	5.6	0.2	0.1	—	(100)%	(100)%
Residential First	27.8	25.7	18.1	16.5	15.0	(9)%	(46)%
Home Equity	22.0	21.0	18.6	18.0	17.2	(4)%	(22)%
Average Loans (in billions of dollars)	$49.8	$46.7	$36.7	$34.5	$32.2	(7)%	(35)%

CMI	$20.6	$18.5	$17.4	$15.6	$14.4	(8)%	(30)%
CFNA	5.8	0.2	0.2	0.2	—	(100)%	(100)%
Residential First	26.4	18.7	17.6	15.8	14.4	(9)%	(45)%
Home Equity	21.5	19.1	18.3	17.3	16.5	(5)%	(23)%
EOP Loans (in billions of dollars) (1)	$47.9	$37.8	$35.9	$33.1	$30.9	(7)%	(35)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$36.4	$34.0	$29.3	$28.5	$18.6	(35)%	(49)%
Net Servicing & Gain/(Loss) on Sale	$49.6	$5.0	$118.4	$19.4	$17.0	(12)%	(66)%
Net Interest Revenue	$274	$239	$254	$223	$152	(32)%	(45)%
As a % of Avg. Loans	2.18%	2.03%	2.78%	2.60%	1.88%

CMI (2)	$9	$9	$—	$(13)	$6	NM	(33)%
CFNA	75	56	1	1	1	—	(99)%
Residential First	$84	$65	$1	$(12)	$7	NM	(92)%
Home Equity	61	56	42	13	23	77%	(62)%
Net Credit Losses (NCLs)	$145	$121	$43	$1	$30	NM	(79)%
As a % of Avg. Loans	1.16%	1.03%	0.47%	0.01%	0.37%

CMI	$489	$319	$310	$263	$241	(8)%	(51)%
CFNA	392	4	4	4	4	—	(99)%
Residential First	881	323	314	267	245	(8)%	(72)%
Home Equity	441	417	409	414	418	1%	(5)%
Loans 90+ Days Past Due (1) (3) (4)	$1,322	$740	$723	$681	$663	(3)%	(50)%
As a % of EOP Loans	2.92%	2.08%	2.13%	2.18%	2.26%

CMI	$666	$537	$451	$431	$425	(1)%	(36)%
CFNA	205	2	3	2	1	(50)%	(100)%
Residential First	871	539	454	433	426	(2)%	(51)%
Home Equity	311	271	274	241	244	1%	(22)%
Loans 30-89 Days Past Due (1) (3) (4)	$1,182	$810	$728	$674	$670	(1)%	(43)%
As a % of EOP Loans	2.61%	2.28%	2.14%	2.15%	2.28%

North America Personal Loans (5)
Average Loans (in billions of dollars)	$0.8	$0.8	$0.9	$0.9	$0.9	—	13%
EOP Loans (in billions of dollars)	$0.9	$0.9	$0.9	$0.9	$0.9	—	—
Net Interest Revenue	$505	$279	$63	$63	$63	—	(88)%
As a % of Avg. Loans	N/A	N/A	N/A	N/A	N/A
Net Credit Losses	$15	$14	$18	$19	$19	—	27%
As a % of Avg. Loans	7.44%	6.94%	8.04%	8.49%	8.40%
Loans 90+ Days Past Due	$19	$18	$19	$19	$20	5%	5%
As a % of EOP Loans	2.11%	2.00%	2.11%	2.11%	2.22%
Loans 30-89 Days Past Due	$15	$14	$15	$21	$19	(10)%	27%
As a % of EOP Loans	1.67%	1.56%	1.67%	2.33%	2.11%

(1)

The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets). Delinquencies and related ratios are not included for Loans HFS.

(2)	See footnote 4 on page 20.
(3)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.7 billion and ($2.6 billion), $1.5 billion and ($2.2 billion), $1.3 billion and ($1.9 billion), $1.2 billion and ($1.8 billion), and $1.0 billion and ($1.5 billion), as of September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.3 billion and ($2.6 billion), $0.2 billion and ($2.2 billion), $0.2 billion and ($1.9 billion), $0.2 billion and ($1.8 billion), and $0.1 billion and ($1.5 billion), as of September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

(4)

The September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $11 million, $9 million, $9 million and $9 million, respectively, of loans that are carried at fair value.

(5)	See footnote 3 on page 20.

N/A	Not applicable for the third and fourth quarters of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2015	2016	2016	2015	2016	2016	2015		2016		2016
Assets:
Deposits with Banks	$139,349	$135,245	$131,571	$187	$237	$247	0.53%		0.70%		0.75%
Fed Funds Sold and Resale Agreements (6)	233,831	232,529	234,996	656	664	636	1.11%		1.15%		1.08%
Trading Account Assets (7)	210,187	209,677	209,864	1,531	1,573	1,471	2.89%		3.02%		2.79%
Investments	335,123	351,524	354,789	1,802	1,998	1,946	2.13%		2.29%		2.18%
Total Loans (net of Unearned Income) (8)	623,205	620,648	635,771	9,995	9,765	10,246	6.36%		6.33%		6.41%
Other Interest-Earning Assets	60,459	45,639	44,010	661	236	220	4.34%		2.08%		1.99%
Total Average Interest-Earning Assets	$1,602,154	$1,595,262	$1,611,001	$14,832	$14,473	$14,766	3.67%		3.65%		3.65%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$696,882	$721,895	$731,231	$951	$1,039	$1,107	0.54%		0.58%		0.60%
Deposit Insurance and FDIC Assessment	—	—	—	264	267	336
Total Deposits	696,882	721,895	731,231	1,215	1,306	1,443	0.69%		0.73%		0.79%
Fed Funds Purchased and Repurchase Agreements (6)	174,245	161,202	157,984	379	527	459	0.86%		1.31%		1.16%
Trading Account Liabilities (7)	70,470	73,380	76,237	57	96	102	0.32%		0.53%		0.53%
Short-Term Borrowings	132,021	65,078	81,304	159	109	90	0.48%		0.67%		0.44%
Long-Term Debt (9)	187,636	182,220	181,933	1,131	1,082	1,079	2.39%		2.39%		2.36%
Total Average Interest-Bearing Liabilities	$1,261,254	$1,203,775	$1,228,689	$2,941	$3,120	$3,173	0.93%		1.04%		1.03%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,261,254	$1,203,775	$1,228,689	$2,677	$2,853	$2,837	0.84%		0.95%		0.92%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,891	$11,353	$11,593	2.94%		2.86%		2.86%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,155	$11,620	$11,929	3.01%		2.93%		2.95%

3Q16 Increase (Decrease) From							(8	)bps	—	bps

3Q16 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(6	)bps	2	bps

(1)            Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $118 million for the third quarter of 2015, $117 million for the second quarter of 2016 and $114 million for the third quarter of 2016.

(2)            Citigroup average balances and interest rates include both domestic and international operations.

(3)            Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)            Average rate % is calculated as annualized interest over average volumes.

(5)            Preliminary.

(6)            Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)            Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)            Nonperforming loans are included in the average loan balances.

(9)            Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

Citicorp Deposits by Business

Global Consumer Banking
North America	$180.0	$181.6	$183.7	$183.3	$185.6	1%	3%
Latin America	26.2	28.7	28.3	28.2	27.4	(3)%	5%
Asia (1)	87.0	87.6	90.7	90.5	93.6	3%	8%
Total	$293.2	$297.9	$302.7	$302.0	$306.6	2%	5%

ICG
North America	$200.0	$198.5	$198.7	$205.2	$212.4	4%	6%
EMEA	173.3	170.6	181.3	178.6	181.0	1%	4%
Latin America	62.6	64.3	68.1	64.4	63.3	(2)%	1%
Asia	159.2	154.3	159.0	158.6	160.5	1%	1%
Total	$595.1	$587.7	$607.1	$606.8	$617.2	2%	4%

Corporate/Other	$5.3	$12.0	$15.6	$22.7	$10.6	(53)%	100%

Total Citicorp	$893.6	$897.6	$925.4	$931.5	$934.4	—	5%

Total Citi Holdings	$10.6	$10.3	$9.2	$6.4	$5.9	(8)%	(44)%

Total Citigroup Deposits - EOP	$904.2	$907.9	$934.6	$937.9	$940.3	—	4%

Total Citigroup Deposits - Average	$903.1	$908.8	$911.7	$935.6	$944.2	1%	5%

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Deposits - as Reported	$904.2	$907.9	$934.6	$937.9	$940.3	—	4%
Impact of FX Translation (2)	0.7	0.6	(5.2)	0.1	—
Total Citigroup EOP Deposits - Ex-FX (2)	$904.9	$908.5	$929.4	$938.0	$940.3	—	4%

(1)         Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

Citicorp:
Global Consumer Banking

North America
Credit Cards	$107.9	$113.3	$107.4	$120.8	$125.2	4%	16%
Retail Banking	51.0	52.2	53.5	54.8	54.8	—	7%
Total	$158.9	$165.5	$160.9	$175.6	$180.0	3%	13%

Latin America
Credit Cards	$5.4	$5.4	$5.3	$5.0	$4.9	(2)%	(9)%
Retail Banking	19.8	20.1	20.1	19.5	19.0	(3)%	(4)%
Total	$25.2	$25.5	$25.4	$24.5	$23.9	(2)%	(5)%

Asia (1)
Credit Cards	$17.0	$17.6	$17.6	$17.6	$17.7	1%	4%
Retail Banking	68.6	68.4	68.7	67.5	68.1	1%	(1)%
Total	$85.6	$86.0	$86.3	$85.1	$85.8	1%	—

Total Consumer Loans
Credit Cards	$130.3	$136.3	$130.3	$143.4	$147.8	3%	13%
Retail Banking	139.4	140.7	142.3	141.8	141.9	—	2%
Total Consumer	$269.7	$277.0	$272.6	$285.2	$289.7	2%	7%

Total Corporate Loans
North America	$127.8	$126.8	$131.9	$134.9	$139.6	3%	9%
EMEA	63.0	60.4	64.7	68.7	67.6	(2)%	7%
Latin America	41.4	43.6	42.5	42.2	42.2	—	2%
Asia	60.8	60.8	61.7	61.1	59.7	(2)%	(2)%
Total Corporate Loans	$293.0	$291.6	$300.8	$306.9	$309.1	1%	5%

Total Citicorp	$562.7	$568.6	$573.4	$592.1	$598.8	1%	6%

Foreign Currency (FX) Translation Impact:
Total Citicorp EOP Loans - as Reported	$562.7	$568.6	$573.4	$592.1	$598.8	1%	6%
Impact of FX Translation (2)	(1.5)	(0.4)	(3.6)	0.2	—
Total Citicorp EOP Loans - Ex-FX (2)	$561.2	$568.2	$569.8	$592.3	$598.8	1%	7%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

Citi Holdings:

Consumer - North America
Mortgages (1)	47.9	37.8	35.9	33.1	30.9	(7)%	(35)%
Personal Loans	0.9	0.9	0.9	0.9	0.9	—	—
Other	1.9	1.8	1.8	1.7	1.6	(6)%	(16)%
Total	$50.7	$40.5	$38.6	$35.7	$33.4	(6)%	(34)%

Consumer - International
Credit Cards	$3.8	$3.6	$2.8	$2.6	$2.6	—	(32)%
REL, Personal & Other	4.9	4.6	3.6	2.9	2.9	—	(41)%
Total	$8.7	$8.2	$6.4	$5.5	$5.5	—	(37)%

Citi Holdings - Other	0.3	0.3	0.4	0.2	0.2	—	(33)%

Total Citi Holdings	$59.7	$49.0	$45.4	$41.4	$39.1	(6)%	(35)%

Total Citigroup	$622.4	$617.6	$618.8	$633.5	$637.9	1%	2%

Consumer Loans	$329.2	$325.8	$317.9	$326.4	$328.7	1%	—
Corporate Loans	293.2	291.8	300.9	307.1	309.2	1%	5%
Total Citigroup	$622.4	$617.6	$618.8	$633.5	$637.9	1%	2%

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Loans - as Reported	$622.4	$617.6	$618.8	$633.5	$637.9	1%	2%
Impact of FX Translation (2)	(0.8)	0.3	(3.4)	0.2	—
Total Citigroup EOP Loans - Ex-FX (2)	$621.6	$617.9	$615.4	$633.7	$637.9	1%	3%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)	See footnote 1 on page 21.
(2)	Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2016 exchange rates for all periods presented.
Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2015	2015	2016	2016	2016	2016

Citicorp (2)
Total	$1,981	$2,119	$2,022	$1,965	$2,169	$289.7
Ratio	0.74%	0.77%	0.74%	0.69%	0.75%

Retail Bank (2)
Total	$529	$523	$498	$515	$579	$141.9
Ratio	0.38%	0.37%	0.35%	0.37%	0.41%
North America (2)	$138	$165	$152	$180	$256	$54.8
Ratio	0.28%	0.32%	0.29%	0.33%	0.47%
Latin America	$212	$185	$172	$157	$160	$19.0
Ratio	1.07%	0.92%	0.86%	0.81%	0.84%
Asia (3)	$179	$173	$174	$178	$163	$68.1
Ratio	0.26%	0.25%	0.25%	0.26%	0.24%

Cards
Total	$1,452	$1,596	$1,524	$1,450	$1,590	$147.8
Ratio	1.11%	1.17%	1.17%	1.01%	1.08%
North America - Citi-Branded	$491	$538	$530	$510	$607	$81.3
Ratio	0.76%	0.80%	0.82%	0.66%	0.75%
North America - Retail Services	$621	$705	$665	$619	$664	$43.9
Ratio	1.44%	1.53%	1.56%	1.43%	1.51%
Latin America	$169	$173	$149	$145	$131	$4.9
Ratio	3.13%	3.20%	2.81%	2.90%	2.67%
Asia (3)	$171	$180	$180	$176	$188	$17.7
Ratio	1.01%	1.02%	1.02%	1.00%	1.06%

Citi Holdings - Consumer (2) (4) (5)	$1,528	$927	$896	$878	$857	$38.9
Ratio	2.69%	1.99%	2.08%	2.23%	2.29%
International	$174	$157	$145	$170	$164	$5.5
Ratio	2.00%	1.91%	2.27%	3.09%	2.98%
North America (2) (4) (5)	$1,354	$770	$751	$708	$693	$33.4
Ratio	2.81%	2.01%	2.05%	2.09%	2.17%
Other (6)						$0.1

Total Citigroup (2) (4) (5)	$3,509	$3,046	$2,918	$2,843	$3,026	$328.7
Ratio	1.08%	0.94%	0.93%	0.88%	0.93%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 3 on page 21.

(3)	Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(4)

The September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $11 million, $9 million, $9 million and $9 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 21.
(6)	Represents loans classified as consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2015	2015	2016	2016	2016	2016

Citicorp (2)
Total	$2,427	$2,418	$2,360	$2,318	$2,552	$289.7
Ratio	0.90%	0.88%	0.87%	0.82%	0.88%

Retail Bank (2)
Total	$764	$739	$793	$735	$722	$141.9
Ratio	0.55%	0.53%	0.56%	0.52%	0.51%
North America (2)	$198	$221	$198	$192	$198	$54.8
Ratio	0.40%	0.43%	0.38%	0.36%	0.37%
Latin America	$239	$184	$256	$197	$196	$19.0
Ratio	1.21%	0.92%	1.27%	1.01%	1.03%
Asia (3)	$327	$334	$339	$346	$328	$68.1
Ratio	0.48%	0.49%	0.49%	0.51%	0.48%

Cards
Total	$1,663	$1,679	$1,567	$1,583	$1,830	$147.8
Ratio	1.28%	1.23%	1.20%	1.10%	1.24%
North America - Citi-Branded	$504	$523	$492	$550	$710	$81.3
Ratio	0.78%	0.78%	0.76%	0.71%	0.87%
North America - Retail Services	$758	$773	$688	$669	$750	$43.9
Ratio	1.76%	1.68%	1.62%	1.55%	1.71%
Latin America	$181	$157	$152	$137	$131	$4.9
Ratio	3.35%	2.91%	2.87%	2.74%	2.67%
Asia (3)	$220	$226	$235	$227	$239	$17.7
Ratio	1.29%	1.28%	1.34%	1.29%	1.35%

Citi Holdings - Consumer (2) (4) (5)	$1,423	$1,036	$929	$858	$849	$38.9
Ratio	2.51%	2.23%	2.16%	2.18%	2.27%
International	$193	$179	$161	$138	$135	$5.5
Ratio	2.22%	2.18%	2.52%	2.51%	2.45%
North America (2) (4) (5)	$1,230	$857	$768	$720	$714	$33.4
Ratio	2.56%	2.24%	2.09%	2.12%	2.24%
Other (6)						$0.1

Total Citigroup (2) (4) (5)	$3,850	$3,454	$3,289	$3,176	$3,401	$328.7
Ratio	1.18%	1.07%	1.05%	0.98%	1.04%

(1)              The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)              The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 3 on page 21.

(3)              Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(4)              The September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $12 million, $11 million, $9 million, $9 million and $9 million, respectively, of loans that are carried at fair value.

(5)              See footnote 1 on page 21.

(6)              Represents loans classified as consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$14,075	$13,626	$12,626	$12,712	$12,304			$15,994	$12,626

Gross Credit (Losses)	(2,068)	(2,180)	(2,143)	(2,048)	(1,948)	5%	6%	(6,861)	(6,139)	11%
Gross Recoveries	405	418	419	432	423	(2)%	4%	1,321	1,274	(4)%
Net Credit (Losses) / Recoveries (NCLs)	(1,663)	(1,762)	(1,724)	(1,616)	(1,525)	6%	8%	(5,540)	(4,865)	12%
NCLs	1,663	1,762	1,724	1,616	1,525	(6)%	(8)%	5,540	4,865	(12)%
Net Reserve Builds / (Releases) (2)	43	386	42	(90)	258	NM	NM	(247)	210	NM
Net Specific Reserve Builds / (Releases) (2)	(124)	108	120	(136)	(37)	73%	70%	(441)	(53)	88%
Provision for Loan Losses	1,582	2,256	1,886	1,390	1,746	26%	10%	4,852	5,022	4%
Other (3) (4) (5) (6) (7) (8) (9)	(368)	(1,494)	(76)	(182)	(86)	53%	77%	(1,680)	(344)
Allowance for Loan Losses at End of Period (1) (a)	$13,626	$12,626	$12,712	$12,304	$12,439			$13,626	$12,439

Allowance for Unfunded Lending Commitments (6) (10) (a)	$1,036	$1,402	$1,473	$1,432	$1,388			$1,036	$1,388

Provision for Unfunded Lending Commitments (6)	$65	$94	$71	$(30)	$(45)			$(20)	$(4)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$14,662	$14,028	$14,185	$13,736	$13,827			$14,662	$13,827

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.21%	2.06%	2.07%	1.96%	1.97%

Allowance for Loan Losses at End of Period (1):
Citicorp	$10,213	$10,331	$10,544	$10,433	$10,735
Citi Holdings	3,413	2,295	2,168	1,871	1,704
Total Citigroup	$13,626	$12,626	$12,712	$12,304	$12,439

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second quarter of 2016 includes an $89 million release related to sales and transfers of mortgage loans during the quarter.

(3)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)              The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(5)              The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(6)              The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item.  This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios.  The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the fourth quarter of 2015 represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(7)              The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(8)              The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(9)              The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(10)       Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)       September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016, exclude $5.5 billion, $5.0 billion, $5.7 billion, $4.1 billion and $4.0 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$11,669	$11,030	$9,835	$9,807	$9,432			$13,547	$9,835

Net Credit Losses (NCLs)	(1,613)	(1,668)	(1,513)	(1,474)	(1,485)	(1)%	8%	(5,390)	(4,472)	17%
NCLs	1,613	1,668	1,513	1,474	1,485	1%	(8)%	5,390	4,472	(17)%
Net Reserve Builds / (Releases) (2)	(73)	32	38	(74)	368	NM	NM	(443)	332	NM
Net Specific Reserve Builds / (Releases) (2)	(202)	(16)	19	(125)	(36)	71%	82%	(403)	(142)	65%
Provision for Loan Losses	1,338	1,684	1,570	1,275	1,817	43%	36%	4,544	4,662	3%
Other (3) (4) (5) (6) (7) (8)	(364)	(1,211)	(85)	(176)	(91)	48%	75%	(1,671)	(352)	79%
Allowance for Loan Losses at End of Period (1) (a)	$11,030	$9,835	$9,807	$9,432	$9,673			$11,030	$9,673

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$28	$35	$37	$42	$39			$28	$39

Provision for Unfunded Lending Commitments	$(1)	$7	$1	$4	$(4)			$(5)	$1

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$11,058	$9,870	$9,844	$9,474	$9,712			$11,058	$9,712

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	3.35%	3.02%	3.09%	2.89%	2.94%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,406	$2,596	$2,791	$2,905	$2,872			$2,447	$2,791

Net Credit (Losses) / Recoveries (NCL’s)	(50)	(94)	(211)	(142)	(40)	72%	20%	(150)	(393)	NM
NCLs	50	94	211	142	40	(72)%	(20)%	150	393	NM
Net Reserve Builds / (Releases)	116	354	4	(16)	(110)	NM	NM	196	(122)	NM
Net Specific Reserve Builds / (Releases)	78	124	101	(11)	(1)	91%	NM	(38)	89	NM
Provision for Loan Losses	244	572	316	115	(71)	NM	NM	308	360	17%
Other (3) (11)	(4)	(283)	9	(6)	5			(9)	8
Allowance for Loan Losses at End of Period (1) (b)	$2,596	$2,791	$2,905	$2,872	$2,766			$2,596	$2,766

Corporate Allowance for Unfunded Lending Commitments (9) (11) (b)	$1,008	$1,367	$1,436	$1,390	$1,349			$1,008	$1,349

Provision for Unfunded Lending Commitments (11)	$66	$87	$70	$(34)	$(41)			$(15)	$(5)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,604	$4,158	$4,341	$4,262	$4,115			$3,604	$4,115

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.90%	0.97%	0.98%	0.95%	0.91%

Footnotes to these tables are on the following page (page 30).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 29).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second quarter of 2016 includes an $89 million release related to sales and transfers of mortgage loans during the quarter.

(3)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)                   The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(5)                   The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(6)                   The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(7)                   The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(8)                   The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(9)                   Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)            September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 exclude $37 million, $34 million, $33 million, $32 million and $31 million, respectively, of loans which are carried at fair value.

(11)            The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item.  This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios.  The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the fourth quarter of 2015 represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(12)            September 30, 2015, December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 exclude $5.5 billion, $5.0 billion, $5.7 billion, $4.1 billion and $3.9 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)

Citicorp
Net Credit Losses	$1,391	$1,501	$1,581	$1,514	$1,396	(8)%	—	$4,465	$4,491	1%
Credit Reserve Build / (Release)	90	421	193	(2)	343	NM	NM	(160)	534	NM
Global Consumer Banking
Net Credit Losses	1,354	1,405	1,370	1,373	1,351	(2)%	—	4,347	4,094	(6)%
Credit Reserve Build / (Release)	(103)	(44)	85	24	436	NM	NM	(349)	545	NM
North America
Net Credit Losses	878	914	932	953	929	(3)%	6%	2,837	2,814	(1)%
Credit Reserve Build / (Release)	(61)	(69)	79	50	408	NM	NM	(268)	537	NM
Retail Banking
Net Credit Losses	34	42	24	44	54	23%	59%	108	122	13%
Credit Reserve Build / (Release)	32	7	63	(11)	(40)	NM	NM	46	12	(74)%
Citi-Branded Cards
Net Credit Losses	443	454	455	467	448	(4)%	1%	1,438	1,370	(5)%
Credit Reserve Build / (Release)	(105)	(85)	(15)	58	263	NM	NM	(298)	306	NM
Citi Retail Services
Net Credit Losses	401	418	453	442	427	(3)%	6%	1,291	1,322	2%
Credit Reserve Build / (Release)	12	9	31	3	185	NM	NM	(16)	219	NM
Latin America
Net Credit Losses	301	307	278	260	254	(2)%	(16)%	973	792	(19)%
Credit Reserve Build / (Release)	19	3	17	(2)	32	NM	68%	30	47	57%
Retail Banking
Net Credit Losses	138	159	134	137	132	(4)%	(4)%	430	403	(6)%
Credit Reserve Build / (Release)	13	12	16	(3)	47	NM	NM	30	60	100%
Citi-Branded Cards
Net Credit Losses	163	148	144	123	122	(1)%	(25)%	543	389	(28)%
Credit Reserve Build / (Release)	6	(9)	1	1	(15)	NM	NM	—	(13)	NM
Asia (1)
Net Credit Losses	175	184	160	160	168	5%	(4)%	537	488	(9)%
Credit Reserve Build / (Release)	(61)	22	(11)	(24)	(4)	83%	93%	(111)	(39)	65%
Retail Banking
Net Credit Losses	75	94	62	61	73	20%	(3)%	225	196	(13)%
Credit Reserve Build / (Release)	(34)	26	3	(21)	—	100%	100%	(58)	(18)	69%
Citi-Branded Cards
Net Credit Losses	100	90	98	99	95	(4)%	(5)%	312	292	(6)%
Credit Reserve Build / (Release)	(27)	(4)	(14)	(3)	(4)	(33)%	85%	(53)	(21)	60%

Institutional Clients Group (ICG)
Net Credit Losses	37	96	211	141	45	(68)%	22%	118	397	NM
Credit Reserve Build / (Release)	193	465	108	(26)	(93)	NM	NM	189	(11)	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,481	$1,922	$1,774	$1,512	$1,739	15%	17%	$4,305	$5,025	17%

(1)         Asia GCB includes the results of operations of EMEA GCB for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						3Q16 Increase/		Nine	Nine	YTD 2016 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2015 Increase/
	2015	2015	2016	2016	2016	2Q16	3Q15	2015	2016	(Decrease)
Citi Holdings
Net Credit Losses (1)	$272	$261	$143	$102	$129	26%	(53)%	$1,075	$374	(65)%
Credit Reserve Build / (Release)	(171)	73	(31)	(224)	(122)	46%	29%	(528)	(377)	29%

Total Citi Holdings Provision for Loan Losses	$101	$334	$112	$(122)	$7	NM	(93)%	$547	$(3)	NM

Total Citicorp Provision for Loan Losses (from prior page)	$1,481	$1,922	$1,774	$1,512	$1,739	15%	17%	$4,305	$5,025	17%

Total Citigroup Provision for Loan Losses	$1,582	$2,256	$1,886	$1,390	$1,746	26%	10%	$4,852	$5,022	4%

(1)	See footnote 1 on page 19.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$833	$818	$1,331	$1,280	$1,057	(17)%	27%
EMEA	386	347	469	762	857	12%	NM
Latin America	230	303	410	267	380	42%	65%
Asia	129	128	117	151	121	(20)%	(6)%
Total	$1,578	$1,596	$2,327	$2,460	$2,415	(2)%	53%

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$3,622	$2,515	$2,519	$2,520	$2,429	(4)%	(33)%
Latin America	935	874	817	884	841	(5)%	(10)%
Asia (5)	272	269	265	301	282	(6)%	4%
Total	$4,829	$3,658	$3,601	$3,705	$3,552	(4)%	(26)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$35	$32	$29	$13	$12	(8)%	(66)%
Global Consumer Banking	44	34	41	38	41	8%	(7)%
Citi Holdings	144	139	131	121	104	(14)%	(28)%
Corporate/Other	4	4	4	3	4	33%	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (6)	$227	$209	$205	$175	$161	(8)%	(29)%

OREO By Region:
North America	$177	$166	$159	$151	$132	(13)%	(25)%
EMEA	1	1	1	—	1	100%	—
Latin America	44	38	35	19	18	(5)%	(59)%
Asia	5	4	10	5	10	100%	100%
Total	$227	$209	$205	$175	$161	(8)%	(29)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$1,578	$1,596	$2,327	$2,460	$2,415	(2)%	53%
Consumer Non-Accrual Loans	4,829	3,658	3,601	3,705	3,552	(4)%	(26)%
Non-Accrual Loans (NAL)	6,407	5,254	5,928	6,165	5,967	(3)%	(7)%
OREO	227	209	205	175	161	(8)%	(29)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$6,634	$5,463	$6,133	$6,340	$6,128	(3)%	(8)%

NAL as a % of Total Loans	1.03%	0.85%	0.96%	0.97%	0.94%
NAA as a % of Total Assets	0.37%	0.32%	0.34%	0.35%	0.34%

Allowance for Loan Losses as a % of NAL	213%	240%	214%	200%	208%

(1)                                 Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed  on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                                 The third quarter of 2015 reflects the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.

(3)                                 Excludes SOP 03-3 purchased distressed loans.

(4)                                 The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

(5)                                 Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(6)                                 Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(7)                                 There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$819	$804	$1,317	$1,266	$1,043	(18)%	27%
EMEA	350	309	432	726	821	13%	NM
Latin America	229	302	409	267	380	42%	66%
Asia	127	128	117	151	121	(20)%	(5)%
Total	$1,525	$1,543	$2,275	$2,410	$2,365	(2)%	55%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$363	$456	$516	$671	$651	(3)%	79%
Latin America	790	740	673	729	689	(5)%	(13)%
Asia (5)	243	252	254	291	272	(7)%	12%
Total	$1,396	$1,448	$1,443	$1,691	$1,612	(5)%	15%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$35	$32	$29	$13	$12	(8)%	(66)%
Global Consumer Banking	44	34	41	38	41	8%	(7)%
Corporate/Other	4	4	4	3	4	33%	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (6)	$83	$70	$74	$54	$57	6%	(31)%

OREO By Region:
North America	$38	$31	$31	$31	$29	(6)%	(24)%
EMEA	1	1	1	—	1	100%	—
Latin America	39	34	32	18	17	(6)%	(56)%
Asia	5	4	10	5	10	100%	100%
Total	$83	$70	$74	$54	$57	6%	(31)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$1,525	$1,543	$2,275	$2,410	$2,365	(2)%	55%
Consumer Non-Accrual Loans	1,396	1,448	1,443	1,691	1,612	(5)%	15%
Non-Accrual Loans (NAL)	2,921	2,991	3,718	4,101	3,977	(3)%	36%
OREO	83	70	74	54	57	6%	(31)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,004	$3,061	$3,792	$4,155	$4,034	(3)%	34%

NAA as a % of Total Assets	0.18%	0.19%	0.22%	0.24%	0.23%

Allowance for Loan Losses as a % of NAL	350%	345%	284%	254%	270%

See footnotes (1) - (7) on page 33.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						3Q16 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2015	2015	2016	2016	2016	2Q16	3Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$14	$14	$14	$14	$14	—	—
EMEA	36	38	37	36	36	—	—
Latin America	1	1	1	—	—	—	(100)%
Asia	2	—	—	—	—	—	(100)%
Total	$53	$53	$52	$50	$50	—	(6)%

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$3,259	$2,059	$2,003	$1,849	$1,778	(4)%	(45)%
Latin America	145	134	144	155	152	(2)%	5%
Asia (5)	29	17	11	10	10	—	(66)%
Total	$3,433	$2,210	$2,158	$2,014	$1,940	(4)%	(43)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (6):
North America	$139	$135	$128	$120	$103	(14)%	(26)%
EMEA	—	—	—	—	—	—	—
Latin America	5	4	3	1	1	—	(80)%
Asia	—	—	—	—	—	—	—
Total	$144	$139	$131	$121	$104	(14)%	(28)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$53	$53	$52	$50	$50	—	(6)%
Consumer Non-Accrual Loans	3,433	2,210	2,158	2,014	1,940	(4)%	(43)%
Non-Accrual Loans (NAL)	3,486	2,263	2,210	2,064	1,990	(4)%	(43)%
OREO	144	139	131	121	104	(14)%	(28)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,630	$2,402	$2,341	$2,185	$2,094	(4)%	(42)%

NAA as a % of Total Assets	3.10%	2.97%	3.21%	3.31%	3.43%

Allowance for Loan Losses as a % of NAL	98%	101%	98%	91%	86%

See footnotes (1) - (7) on page 33.

Reclassified to conform to the current period’s presentation.

CITIGROUP REGULATORY CAPITAL RATIOS AND TCE & TBV RECONCILIATION (In millions of dollars, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2015	2015	2016	2016	2016(1)
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(2)	$205,772	$205,286	$209,947	$212,819	$212,506
Add: Qualifying noncontrolling interests	147	145	143	134	140
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(542)	(617)	(300)	(149)	(232)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	717	441	562	574	335
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	21,732	21,980	21,935	21,854	21,763
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,911	3,586	3,332	5,358	5,177
Defined benefit pension plan net assets	904	794	870	964	891
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,295	23,659	23,414	22,942	22,503
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	9,451	8,723	7,254	6,876	7,077
Common Equity Tier 1 Capital (CET1)	$146,451	$146,865	$153,023	$154,534	$155,132
Risk-Weighted Assets (RWA)	$1,254,473	$1,216,277	$1,239,575	$1,232,856	$1,228,715
Common Equity Tier 1 Capital Ratio (CET1/RWA)	11.67%	12.07%	12.34%	12.53%	12.6%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$146,451	$146,865	$153,023	$154,534	$155,132
Additional Tier 1 Capital (AT1)(7)	15,548	17,171	18,119	19,493	19,523
Total Tier 1 Capital (T1C) (CET1 + AT1)	$161,999	$164,036	$171,142	$174,027	$174,655
Total Leverage Exposure (TLE)	$2,363,506	$2,317,849	$2,300,427	$2,326,929	$2,361,382
Supplementary Leverage Ratio (T1C/TLE)	6.85%	7.08%	7.44%	7.48%	7.4%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$205,630	$205,139	$209,769	$212,635	$212,322
Less:
Goodwill	22,444	22,349	22,575	22,496	22,539
Intangible assets (other than MSRs)	3,880	3,721	3,493	5,521	5,358
Goodwill and intangible assets (other than MSRs) related to assets held-for-sale	345	68	30	30	30
Tangible Common Equity (TCE)	$178,961	$179,001	$183,671	$184,588	$184,395
Common Shares Outstanding (CSO)	2,979.0	2,953.3	2,934.9	2,905.4	2,849.7
Tangible Book Value Per Share (TCE/CSO)	$60.07	$60.61	$62.58	$63.53	$64.71

(1)	Preliminary.
(2)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(3)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.